[ZWEIG SERIES TRUST LOGO]

PROSPECTUS

November 1, 1996


ZWEIG STRATEGY FUND
ZWEIG APPRECIATION FUND
ZWEIG GROWTH & INCOME FUND
ZWEIG MANAGED ASSETS
ZWEIG GOVERNMENT FUND
ZWEIG CASH FUND




Zweig Series Trust offers investors the opportunity to invest in one or more of six mutual funds. The six funds, or series, of the Trust, are:


- Zweig Strategy Fund
- Zweig Appreciation Fund
- Zweig Growth & Income Fund
- Zweig Managed Assets
- Zweig Government Fund
- Zweig Cash Fund


Each fund has its own investment objectives and policies. A shareholder's interest is limited to the fund in which she or he owns shares.

The funds are designed for investors who intend to invest for the long term, including those who wish to purchase shares for tax-qualified retirement plans and Individual Retirement Accounts (IRAs). The funds are not appropriate for investors who intend to liquidate their investment after a short period of time.

Each fund offers four classes of shares: Class A, Class B, Class C and Class I Shares. Investors in Class A Shares pay an initial sales charge. Investors in Class B Shares pay no initial sales charge, but are subject to a declining contingent deferred sales charge (CDSC) if they sell their shares within six years of purchase. Investors in Class C Shares pay no initial sales charge, but are subject to a CDSC if they sell their shares within one year of purchase. Investors in Class I Shares pay no initial sales charge nor are they subject to any CDSC, but they are available for purchase only from Zweig Securities Corp. to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates and certain institutional investors. The different classes of shares have different annual operating expenses, Class I Shares having the lowest and Class B and Class C Shares the highest. Class B Shares convert to Class A Shares after a holding period of seven years from the initial purchase. Class C Shares have a shorter CDSC period than Class B Shares, but they do not convert to Class A Shares. When choosing among classes of shares, you should consider the amount of the purchase, the planned length of time for the investment and other relevant circumstances. Zweig Cash Fund, a money market fund, also offers Class M Shares, which are described in a separate prospectus.

Zweig/Glaser Advisers is the investment manager of the funds. Zweig Securities Corp. is the principal distributor of the funds' shares.

Shares of the Zweig Mutual Funds are not deposits or obligations of, or guaranteed, endorsed or insured by, the U.S. Government, any bank, the Federal Deposit Insurance Corp., the Federal Reserve Board, or any other agency, entity or person. There can be no assurance that the Zweig Cash Fund will be able to maintain a stable net asset value of $1.00 a share.

This Prospectus contains important information that you should know before investing. Please keep it for future reference. A Statement of Additional Information (SAI) dated November 1, 1996, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this Prospectus. You can obtain a copy without charge by calling 1-800-272-2700.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Zweig Series Trust
5 Hanover Square-17th Floor
New York, NY 10004
1-800-272-2700

FEE TABLE
    We've provided the following table to help you understand the expenses of investing in the Zweig Mutual Funds. Mutual fund investors bear two types of expenses: transaction expenses and operating expenses. You pay transaction expenses when you buy shares in a fund. The fund as a whole pays operating expenses, which reduce the fund's annual return to you.

                                                                                                       CLASS A SHARES
                                                                                                       --------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Initial Sales Charge on purchases
   (as % of Offering Price)
    Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund and Zweig Managed
      Assets.......................................................................................         5.50%
    Zweig Government Fund..........................................................................         4.75%
    Zweig Cash Fund................................................................................         None*
 Maximum Contingent Deferred Sales Charge (CDSC)...................................................        None**

                                                                                                     CLASS B SHARES
                                                                                                     --------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Initial Sales Charge on purchases
   (as % of Offering Price)
    Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund and Zweig Managed
      Assets.......................................................................................       None
    Zweig Government Fund..........................................................................       None
    Zweig Cash Fund................................................................................       None
 Maximum Contingent Deferred Sales Charge (CDSC)...................................................   5.00%***

                                                                                                     CLASS C SHARES
                                                                                                     --------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Initial Sales Charge on purchases
   (as % of Offering Price)
    Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund and Zweig Managed
      Assets.......................................................................................       None
    Zweig Government Fund..........................................................................       None
    Zweig Cash Fund................................................................................       None
 Maximum Contingent Deferred Sales Charge (CDSC)...................................................  1.25%****

                                                                                                     CLASS I SHARES
                                                                                                     --------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Initial Sales Charge on purchases
   (as % of Offering Price)
    Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund and Zweig Managed
      Assets.......................................................................................       None
    Zweig Government Fund..........................................................................       None
    Zweig Cash Fund................................................................................       None
 Maximum Contingent Deferred Sales Charge (CDSC)...................................................       None

---------------
 * Sales charges apply on exchanges of Class A Shares of Zweig Cash Fund (on which no initial sales charge was paid) for Class A Shares of any other fund.

 ** A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described in "Quantity discounts on Class A Shares," except for shares of Zweig Cash Fund.


 *** The maximum CDSC is imposed on Class B Shares redeemed in the first year;
     thereafter, the CDSC declines according to the schedules set forth under "Class B Shares" in this Prospectus.

**** The CDSC on Class C Shares applies only if redemption occurs in the first year.

EXAMPLES -- The table below is based on operating expenses for the last fiscal year for Class A Shares and Class C Shares. The expenses for Class B and Class I Shares and for Zweig Growth & Income Fund are based on expenses that would have been incurred if Class B and Class I Shares and Zweig Growth & Income Fund had been in existence for such fiscal year. The table does not represent future expense levels, which may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual returns have varied as shown in the column headed "Total Return" in the table on the following page.

                                                                                                        EXAMPLE: You would
                                                                                                        pay the following
                                                                                                        expenses on a
                                                                                                        $1,000 investment
                                                                                                        assuming (1) 5%
                                                                                                        annual return
                                                                                                        and (2) redemption
                                                                 ANNUAL FUND                            at the end
                                                              OPERATING EXPENSES                        of each time
                                                         (As % of average net assets)                   period:
--------------------------------------------------------------------------------------------------------------------------

                                                                                         Total Fund
                                           Management         12b-1          Other       Operating        1           3
                 FUND                         Fees           Fees(2)        Expenses      Expenses       Year       Years
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Zweig Strategy Fund....................       0.75%            0.30%          0.22%         1.27%        $ 67       $  93
Zweig Appreciation Fund................       1.00             0.30           0.33          1.63           71         104
Zweig Growth & Income Fund(5)..........       0.75             0.30           0.25          1.30           68          94
Zweig Managed Assets...................       1.00             0.30           0.29          1.59           70         102
Zweig Government Fund(4)...............       0.60             0.30           0.36          1.26           60          86
Zweig Cash Fund(1).....................        -0-*            0.30           0.35*         0.65*           7          21
CLASS B SHARES
Zweig Strategy Fund....................       0.75             1.00           0.22          1.97           70          92
Zweig Appreciation Fund................       1.00             1.00           0.33          2.33           74         103
Zweig Growth & Income Fund(5)..........       0.75             1.00           0.25          2.00           70          93
Zweig Managed Assets...................       1.00             1.00           0.29          2.29           73         102
Zweig Government Fund(4)...............       0.60             1.00           0.36          1.96           70          92
Zweig Cash Fund(1).....................        -0-*            1.00           0.35          1.35*          64          73
CLASS C SHARES
Zweig Strategy Fund....................       0.75             1.00           0.22          1.97           33          62
Zweig Appreciation Fund................       1.00             1.00           0.33          2.33           36          73
Zweig Growth & Income Fund(5)..........       0.75             1.00           0.25          2.00           33          63
Zweig Managed Assets...................       1.00             1.00           0.29          2.29           36          72
Zweig Government Fund(4)...............       0.60             0.75           0.36          1.71           30          54
Zweig Cash Fund(1).....................        -0-*            0.30           0.35          0.65*          19          21
CLASS I SHARES
Zweig Strategy Fund....................       0.75               --           0.22          0.97           10          31
Zweig Appreciation Fund................       1.00               --           0.33          1.33           14          42
Zweig Growth & Income Fund(5)..........       0.75               --           0.25          1.00           10          32
Zweig Managed Assets...................       1.00               --           0.29          1.29           13          41
Zweig Government Fund(4)...............       0.60               --           0.36          0.96           10          31
Zweig Cash Fund(1).....................        -0-*              --           0.35          0.35*           4          11


                                                                  EXAMPLE: You would pay the following
                                                                  expenses on a $1,000 investment assuming
                                                                  (1) 5% annual return
                                                                  and (2) no redemption:
--------------------------------------------------------------------------------------------------------------------------

                                            5           10          1           3           5           10
                 FUND                     Years       Years        Year       Years       Years       Years
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Zweig Strategy Fund....................   $ 121        $200        $ 67       $  93       $ 121        $200
Zweig Appreciation Fund................     139         238          71         104         139         298
Zweig Growth & Income Fund(5)..........     N/A         N/A          68          94         N/A         N/A
Zweig Managed Assets...................     137         234          70         102         137         234
Zweig Government Fund(4)...............     113         193          60          86         113         193
Zweig Cash Fund(1).....................      36          81           7          21          36          81
CLASS B SHARES
Zweig Strategy Fund....................     126         203(3)       20          62         106         203(3)
Zweig Appreciation Fund................     145         244(3)       24          73         125         241(3)
Zweig Growth & Income Fund(5)..........     N/A         N/A          20          63         N/A         N/A
Zweig Managed Assets...................     143         237(3)       23          72         123         233(3)
Zweig Government Fund(4)...............     126         202(3)       20          62         106         202(3)
Zweig Cash Fund(1).....................      94         134(3)       14          43          74         134(3)
CLASS C SHARES
Zweig Strategy Fund....................     106         230          20          62         106         230
Zweig Appreciation Fund................     125         267          24          73         125         267
Zweig Growth & Income Fund(5)..........     N/A         N/A          20          63         N/A         N/A
Zweig Managed Assets...................     123         263          23          72         123         263
Zweig Government Fund(4)...............      93         202          17          54          93         202
Zweig Cash Fund(1).....................      36          81           7          21          36          81
CLASS I SHARES
Zweig Strategy Fund....................      54         119          10          31          54         119
Zweig Appreciation Fund................      73         160          14          42          73         160
Zweig Growth & Income Fund(5)..........     N/A         N/A          10          32         N/A         N/A
Zweig Managed Assets...................      71         156          13          41          71         156
Zweig Government Fund(4)...............      53         118          10          31          53         118
Zweig Cash Fund(1).....................      20          44           4          11          20          44


--------------------------------------------------------------------------------
 * After expense reimbursement

(1) The manager has voluntarily undertaken to limit the expenses of Zweig Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1997 to 0.35% of its average net assets. The manager reserves the right to discontinue this policy at any time after April 30, 1997. The Management Fees noted above, without reimbursement, would be 0.50% for each Class, Other Expenses would be as shown above except for Class A Shares which would be 0.54%, and Total Fund Operating Expenses would be 1.34% for Class A Shares, 1.85% for Class B Shares, 1.15% for Class C Shares and 0.85% for Class I Shares assuming Other Expenses for Class B and Class I Shares (as a percent of average net assets) are the same as for Class C Shares.

(2) The 12b-1 Fees include a 0.25% Service Fee, 100% of which is reallocated to National Association of Securities Dealers, Inc. ("NASD") member firms (commencing one year after purchase with respect to Class B and Class C Shares) for continuous personal service by such members to investors in the Trust, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters. The distributor retains all or a portion of the asset-based sales charge also included in the 12b-1 Fees; the remainder is paid to brokers for promoting sales of the Trust's shares. The NASD limits asset based sales charges to 6.25% of new sales, plus interest. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(3) Class B Shares automatically convert to Class A Shares after seven years (see Class B Share Conversion Feature), accordingly, years eight through ten reflect expenses of the Class A Shares.

(4) The manager has voluntarily undertaken to limit the expenses of Zweig Government Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) only until December 31, 1996 to 0.75% of its average net assets. The expenses shown above do not reflect such explore limitation. The Management Fees noted above, with reimbursement, are 0.39% for each Class, Other Expenses are as shown above, and Total Fund Operating Expenses are 1.05% for Class A Shares, 1.75% for Class B Shares, and 1.50% for Class C Shares, and will be 0.75% for Class I Shares offered during 1996.


(5) The manager has voluntarily undertaken to limit the expenses of Zweig Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1997 to 1.00% of its average daily net assets effective upon its commencement of operations. The manager reserves the right to discontinue this policy at any time after April 30, 1997.

FINANCIAL HIGHLIGHTS

     The information presented below is for the six months ended June 30, 1996 and the fiscal year or period ended December 31 for each of the years indicated.

     Except for the six months ended June 30, 1996, Coopers & Lybrand L.L.P., the funds' independent accountants, has audited this information. Their report for each of the last five years is included in the 1995 Annual Report of the Trust which is available upon request and is incorporated by reference into the Statement of Additional Information (SAI).


     The distribution of Zweig Growth & Income Fund and Class I Shares commenced on the effective date of this Prospectus.

                                                NET                                       DISTRIBU-
                                              REALIZED                                      TIONS       DISTRIBU-
                NET ASSET                       AND                        DIVIDENDS        FROM          TIONS
                  VALUE          NET         UNREALIZED     TOTAL FROM      FROM NET      REALIZED        FROM          TOTAL
   PERIOD       BEGINNING     INVESTMENT       GAINS        INVESTMENT     INVESTMENT      CAPITAL       CAPITAL      DISTRIBU-
    ENDED       OF PERIOD       INCOME        (LOSSES)      OPERATIONS       INCOME         GAINS        PAID-IN        TIONS
 -----------    ---------     ----------     ----------     ----------     ----------     ---------     ---------     ---------
 ZWEIG STRATEGY FUND CLASS A
 1996            $ 14.51        $ 0.10         $ 0.51         $ 0.61         $(0.09)       $    --       $    --       $ (0.09)
 1995              12.36          0.27           2.80           3.07          (0.37)         (0.55)           --         (0.92)
 1994              12.52          0.24          (0.10)          0.14          (0.20)         (0.10)           --         (0.30)
 1993              13.60          0.13           1.72           1.85          (0.12)         (2.81)           --         (2.93)
 1992              13.03          0.17           0.80           0.97          (0.21)         (0.19)           --         (0.40)
 1991              10.81          0.21           2.27           2.48          (0.26)            --            --         (0.26)
 1990              11.36          0.42          (0.67)         (0.25)         (0.30)            --            --         (0.30)
 1989(1)           11.34            --           0.02           0.02             --             --            --            --
 ZWEIG STRATEGY FUND CLASS B
 1996(7)           15.12          0.02          (0.05)         (0.03)         (0.02)            --            --         (0.02)
 ZWEIG STRATEGY FUND CLASS C
 1996              14.56          0.05           0.50           0.55          (0.06)            --            --         (0.06)
 1995              12.35          0.16           2.82           2.98          (0.22)         (0.55)           --         (0.77)
 1994              12.51          0.15          (0.10)          0.05          (0.11)         (0.10)           --         (0.21)
 1993              13.61          0.05           1.71           1.76          (0.05)         (2.81)           --         (2.86)
 1992(2)           12.89          0.08           0.69           0.77          (0.05)            --            --         (0.05)
 ZWEIG APPRECIATION FUND CLASS A
 1996              15.91          0.09           0.90           0.99             --             --            --            --
 1995              13.54          0.16           3.05           3.21          (0.33)         (0.51)           --         (0.84)
 1994              14.33          0.16          (0.43)         (0.27)         (0.06)         (0.46)           --         (0.52)
 1993              13.10          0.07           1.83           1.90          (0.06)         (0.61)           --         (0.67)
 1992              12.03          0.06           1.07           1.13          (0.03)         (0.03)           --         (0.06)
 1991(3)           11.34          0.03           0.66           0.69             --             --            --            --
 ZWEIG APPRECIATION FUND CLASS B
 1996(7)           16.34          0.01           0.39           0.40             --             --            --            --
 ZWEIG APPRECIATION FUND CLASS C
 1996              15.83          0.03           0.89           0.92             --             --            --            --
 1995              13.36          0.06           3.03           3.09          (0.11)         (0.51)           --         (0.62)
 1994              14.19          0.06          (0.43)         (0.37)            --          (0.46)           --         (0.46)
 1993              13.01         (0.01)          1.80           1.79             --          (0.61)           --         (0.61)
 1992(2)           12.33         (0.02)          0.70           0.68             --             --            --            --
 ZWEIG MANAGED ASSETS CLASS A
 1996              12.48          0.24           0.03           0.27          (0.17)            --            --         (0.17)
 1995              11.76          0.47           1.40           1.87          (0.75)         (0.40)           --         (1.15)
 1994              12.38          0.33          (0.69)         (0.36)         (0.26)            --            --         (0.26)
 1993(4)           11.34          0.22           1.13           1.35          (0.14)         (0.17)           --         (0.31)
 ZWEIG MANAGED ASSETS CLASS B
 1996(7)           12.43          0.09           0.14           0.23          (0.04)            --            --         (0.04)
 ZWEIG MANAGED ASSETS CLASS C
 1996              12.49          0.20           0.02           0.22          (0.13)            --            --         (0.13)
 1995              11.73          0.38           1.40           1.78          (0.62)         (0.40)           --         (1.02)
 1994              12.36          0.23          (0.68)         (0.45)         (0.18)            --            --         (0.18)
 1993(4)           11.34          0.15           1.13           1.28          (0.09)         (0.17)           --         (0.26)

                                     RATIOS TO AVERAGE NET
                                                                              AVERAGE
                                                                             COMMISSION
               NET                          ASSETS                           PER SHARE
              ASSET                 -----------------------                      ON
              VALUE       ***                       NET         PORTFOLIO    PORTFOLIO      END OF PERIOD
   PERIOD     END OF     TOTAL                   INVESTMENT     TURNOVER       TRANS-         NET ASSETS
    ENDED     PERIOD     RETURN     EXPENSES       INCOME       RATE(9)       ACTIONS       (IN THOUSANDS)
 -----------  ------     ------     --------     ----------     --------     ----------     --------------
 ZWEIG STRATEGY FUND CLASS A
 1996         $15.03      4.20%       1.24%*         1.24%*        213%*        $.03           $598,066
 1995         14.51      25.12        1.27           1.92           95           .03            558,286
 1994         12.36       1.14        1.40           1.90           70           N/A            424,805
 1993         12.52      14.97        1.43           1.00          359           N/A            405,884
 1992         13.60       7.61        1.63           1.32          249           N/A            358,318
 1991         13.03      23.34        1.58           1.79          179           N/A            367,343
 1990         10.81      (2.16)       1.67           3.89          105           N/A            298,734
 1989(1)      11.36       0.18         N/A            N/A          N/A           N/A            333,391
 ZWEIG STRATEGY FUND CLASS B
 1996(7)      15.07      (0.20)       1.94*          0.54*         213*          .03             19,327
 ZWEIG STRATEGY FUND CLASS C
 1996         15.05       3.78        1.94*          0.54*         213*          .03            627,744
 1995         14.56      24.26        1.97           1.22           95           .03            530,300
 1994         12.35       0.41        2.10           1.20           70           N/A            307,011
 1993         12.51      14.18        2.13           0.30          359           N/A            188,631
 1992(2)      13.61       6.00        2.43*          0.40*         249           N/A             64,697
 ZWEIG APPRECIATION FUND CLASS A
 1996         16.90       6.22        1.59*          1.02*         110*          .03            276,694
 1995         15.91      24.00        1.63           1.10           68           .03            272,590
 1994         13.54      (1.83)       1.70           1.09           97           N/A            213,400
 1993         14.33      14.65        1.73           0.52           69           N/A            230,230
 1992         13.10       9.52        1.96           0.49           61           N/A            200,656
 1991(3)      12.03       6.08        2.19*          1.27*           8           N/A            157,948
 ZWEIG APPRECIATION FUND CLASS B
 1996(7)      16.74       2.45        2.29*          0.32*         110*          .03              3,442
 ZWEIG APPRECIATION FUND CLASS C
 1996         16.75       5.81        2.29*          0.32*         110*          .03            216,342
 1995         15.83      23.20        2.33           0.40           68           .03            195,204
 1994         13.36      (2.55)       2.40           0.39           97           N/A            139,397
 1993         14.19      13.84        2.43          (0.18)          69           N/A            105,957
 1992(2)      13.01       5.52        2.80*         (0.32)*         61           N/A             42,089
 ZWEIG MANAGED ASSETS CLASS A
 1996         12.58       2.18        1.62*          2.76*         228*          .02            129,424
 1995         12.48      16.26        1.59           3.69          239           .03            141,110
 1994         11.76      (2.93)       1.68           2.70          299           N/A            154,441
 1993(4)      12.38      11.98        1.67*          1.93*         196           N/A            121,620
 ZWEIG MANAGED ASSETS CLASS B
 1996(7)      12.62       1.85        2.32*          2.06*         228*          .02              3,443
 ZWEIG MANAGED ASSETS CLASS C
 1996         12.58       1.77        2.32*          2.06*         228*          .02            478,898
 1995         12.49      15.44        2.29           2.99          239           .03            527,432
 1994         11.73      (3.66)       2.38           2.00          299           N/A            570,710
 1993(4)      12.36      11.34        2.37*          1.23*         196           N/A            429,088

                                                NET                                       DISTRIBU-
                                              REALIZED                                      TIONS       DISTRIBU-
                NET ASSET                       AND                        DIVIDENDS        FROM          TIONS
                  VALUE          NET         UNREALIZED     TOTAL FROM      FROM NET      REALIZED        FROM          TOTAL
   PERIOD       BEGINNING     INVESTMENT       GAINS        INVESTMENT     INVESTMENT      CAPITAL       CAPITAL      DISTRIBU-
    ENDED       OF PERIOD       INCOME        (LOSSES)      OPERATIONS       INCOME         GAINS        PAID-IN        TIONS
 -----------    ---------     ----------     ----------     ----------     ----------     ---------     ---------     ---------
 ZWEIG GOVERNMENT FUND CLASS A
 1996(8)         $ 10.39         $ 0.26         $(0.64)        $(0.38)        $(0.25)       $    --       $    --      $ (0.25)
 1995               9.63           0.52           0.77           1.29          (0.53)           --            --         (0.53)
 1994              10.43           0.50          (0.79)         (0.29)         (0.51)           --            --         (0.51)
 1993              10.01           0.55           0.46           1.01          (0.59)           --            --         (0.59)
 1992              10.21           0.65          (0.22)          0.43          (0.63)           --            --         (0.63)
 1991               9.60           0.68           0.62           1.30          (0.69)           --            --         (0.69)
 1990               9.75           0.70          (0.15)          0.55          (0.70)           --            --         (0.70)
 1989               9.29           0.66           0.46           1.12          (0.66)           --            --         (0.66)
 1988               9.54           0.68          (0.25)          0.43          (0.68)           --            --         (0.68)
 1987              10.70           0.70          (0.92)         (0.22)         (0.70)        (0.11)        (0.13)        (0.94)
 1986              10.87           0.76           0.28           1.04          (0.92)        (0.29)           --         (1.21)
 ZWEIG GOVERNMENT FUND CLASS B
 1996(7)(8)         9.76           0.08           0.02           0.10          (0.08)           --            --         (0.08)
 ZWEIG GOVERNMENT FUND CLASS C
 1996(8)           10.38           0.24          (0.65)         (0.41)         (0.22)           --            --         (0.22)
 1995               9.62           0.48           0.76           1.24          (0.48)           --            --         (0.48)
 1994              10.40           0.46          (0.79)         (0.33)         (0.45)           --            --         (0.45)
 1993              10.02           0.52           0.41           0.93          (0.55)           --            --         (0.55)
 1992(2)            9.86           0.52           0.09           0.61          (0.45)           --            --         (0.45)
 ZWEIG CASH FUND CLASS A(5)
 1996               1.00           0.02             --           0.02          (0.02)           --            --         (0.02)
 1995               1.00           0.05             --           0.05          (0.05)           --            --         (0.05)
 1994(6)            1.00           0.03             --           0.03          (0.03)           --            --         (0.03)
 ZWEIG CASH FUND CLASS B(5)
 1996(7)            1.00           0.01             --           0.01          (0.01)           --            --         (0.01)
 ZWEIG CASH FUND CLASS C(5)
 1996               1.00           0.02             --           0.02          (0.02)           --            --         (0.02)
 1995               1.00           0.05             --           0.05          (0.05)           --            --         (0.05)
 1994(6)            1.00           0.03             --           0.03          (0.03)           --            --         (0.03)

                                     RATIOS TO AVERAGE NET
                                                                              AVERAGE
                                                                             COMMISSION
               NET                          ASSETS                           PER SHARE
              ASSET                 -----------------------                      ON
              VALUE       ***                       NET         PORTFOLIO    PORTFOLIO      END OF PERIOD
   PERIOD     END OF     TOTAL                   INVESTMENT     TURNOVER       TRANS-         NET ASSETS
    ENDED     PERIOD     RETURN     EXPENSES       INCOME       RATE(9)       ACTIONS       (IN THOUSANDS)
 -----------  ------     ------     --------     ----------     --------     ----------     --------------
 ZWEIG GOVERNMENT FUND CLASS A
 1996(8)      $9.76      (3.71)%       1.22*         5.17%*         306%*         N/A       $      36,108
 1995         10.39      13.84         1.26          5.22           195           N/A              42,207
 1994          9.63      (2.83)        1.28          5.07           191           N/A              47,622
 1993         10.43      10.35         1.30          5.46           256           N/A              60,207
 1992         10.01       4.51         1.30          6.58           200           N/A              70,062
 1991         10.21      14.35         1.42          7.10           361           N/A              83,859
 1990          9.60       6.09         1.44          7.44           263           N/A             102,209
 1989          9.75      12.46         1.88          7.04           445           N/A             119,742
 1988          9.29       4.63         1.91          7.27            24           N/A             203,999
 1987          9.54      (2.02)        1.81          7.09            58           N/A             350,614
 1986         10.70      10.23         1.87          6.93           169           N/A             421,837
 ZWEIG GOVERNMENT FUND CLASS B
 1996(7)(8)    9.78       0.99         1.92*         4.47*          306*          N/A                  85
 ZWEIG GOVERNMENT FUND CLASS C
 1996(8)       9.75      (3.96)        1.67*         4.72*          306*          N/A              16,116
 1995         10.38      13.27         1.72          4.77           195           N/A              19,778
 1994          9.62      (3.18)        1.73          4.62           191           N/A              22,599
 1993         10.40       9.48         1.75          5.01           256           N/A              21,301
 1992(2)      10.02       6.31         1.81*         5.93*          200           N/A               9,210
 ZWEIG CASH FUND CLASS A(5)
 1996          1.00       2.37         0.65*         4.71*          N/A           N/A               3,366
 1995          1.00       5.08         0.87          4.97           N/A           N/A               3,661
 1994(6)       1.00       2.55**       0.62**        2.52**         N/A           N/A               4,303
 ZWEIG CASH FUND CLASS B(5)
 1996(7)       1.00       0.97         1.35*         4.01*          N/A           N/A                  58
 ZWEIG CASH FUND CLASS C(5)
 1996          1.00       2.37         0.65*         4.72*          N/A           N/A               3,415
 1995          1.00       5.08         0.87          4.97           N/A           N/A               4,458
 1994(6)       1.00       2.55**       0.61**        2.52**         N/A           N/A               5,040

---------------
(1) Commenced operations December 29, 1989.
(2) Commenced operations February 4, 1992.
(3) Commenced operations October 7, 1991.
(4) Commenced operations February 8, 1993.
(5) During 1996 and 1995, the manager voluntarily reimbursed Zweig Cash Fund Class A, Class B and Class C $.003, $.001 and $.003 per share (0.60%, 0.39% and 0.57% ratio of expenses to average net assets) and $.005, $0 and $.003 per share (0.47%, 0% and 0.28% ratio of expenses to average net assets), respectively.
(6) Commenced operations May 1, 1994.
(7) Commenced operations April 8, 1996.
(8) During 1996, the manager voluntarily reimbursed Zweig Government Fund Class A, Class B and Class C $.005, $.008 and $.005 per share (0.11%, 0.34% and 0.10% ratio of expenses to average net assets), respectively.

(9) See "Portfolio Turnover Rate" on page 9.

  * Annualized.
 ** Not annualized.
*** Total Return does not consider the effect of any initial or contingent deferred sales charge.

ZWEIG SERIES TRUST

Zweig Series Trust offers investors the opportunity to pool their money to achieve the benefits of a mutual fund: economies of scale, diversification and professional money management. Economies of scale result in lower costs per investor, due to the large number of investors sharing the expenses of the funds. Investors can achieve greater diversification in a mutual fund than they could by investing in individual securities. The Trust offers investors access to the professional investment expertise of Zweig/Glaser Advisers, the manager. Dr. Martin E. Zweig, Ph.D., is Chairman of the manager and President of the Trust.

INVESTMENT OBJECTIVES OF THE ZWEIG MUTUAL FUNDS
ZWEIG STRATEGY FUND seeks long-term capital appreciation through investment primarily in "Blue Chip Stocks" (see Portfolio Securities), consistent with preservation of capital and reduction of portfolio exposure to market risk. The fund is managed using risk management strategies and a stock selection model developed by Dr. Zweig and his staff.

Dr. Zweig's risk management strategies rely on a series of monetary, sentiment and market indicators. The indicators measure risk levels in the stock and bond markets. As the indicators point to increasing levels of market risk, the portfolio manager reduces, or can offset entirely, the fund's market exposure by gradually selling portions of the fund's stock holdings and buying cash equivalents, such as money market securities. Stock index futures or options also may be used as a means of adjusting the fund's exposure to market risk, but not for the purpose of leverage (see Risk Factors and Managing Exposure to Market Risk). As long as the indicators continue to show high levels of risk in the securities markets, Zweig Strategy Fund will continue to maintain its exposure to market risk at lower than normal levels. Under normal conditions, Dr. Zweig's investment models will not reallocate more than 10% of a fund's assets among asset classes at any one time.

ZWEIG APPRECIATION FUND seeks long-term capital appreciation through investment primarily in "Small Company Stocks" (see Portfolio Securities), consistent with preservation of capital and reduction of portfolio exposure to market risk. Current income is not an objective. Under normal circumstances, the fund will have between 50% and 65% of its invested assets in Small Company Stocks and may invest up to 35% in large company stocks. The risk management strategies described in the preceding paragraph also are used in managing this fund. As long as the indicators continue to show high levels of risk in the securities markets, Zweig Appreciation Fund will continue to maintain its exposure to market risk at lower than normal levels.


ZWEIG GROWTH & INCOME FUND seeks long-term capital appreciation, with dividend income a secondary consideration, consistent with preservation of capital and reduction of portfolio exposure to market risk. The risk management strategies described above under Zweig Strategy Fund also are used in managing this fund. As long as the indicators show high levels of risk in the securities markets, Zweig Growth & Income Fund will maintain its exposure to market risk at lower than normal levels by investing in cash equivalents, such as money market instruments, or otherwise managing its risk exposure in a manner consistent with the risk management strategies described above.


ZWEIG MANAGED ASSETS seeks a high level of total return over the long-term from capital appreciation, dividends and interest, with a reduction of portfolio exposure to market risk by allocating its assets among domestic and foreign stocks, bonds, short-term debt instruments, currencies and currency-related instruments. Up to 50% of the fund's assets may be invested in foreign securities, as conditions warrant (see Portfolio Securities). The asset allocation mix will be determined using risk management strategies and investment models developed by Dr. Zweig and his staff.

The fund's assets normally will be allocated within the following parameters:
0-60% in stocks, 0-60% in bonds and 0-100% in short-term debt instruments. A neutral mix will consist of 35% stocks, 35% bonds and 30% cash equivalents. This will occur when the research indicates that conditions do not favor one asset class over another. The fund may use futures, forward currency contracts, and options to increase or decrease its exposure to changing securities prices, interest rates or currency exchange rates.

ZWEIG GOVERNMENT FUND seeks a high total return from current income and capital appreciation consistent with preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association mortgage-backed certificates, and repurchase agreements collateralized by such securities. The fund may use futures contracts and options as a means of hedging against changes in interest rates.

ZWEIG CASH FUND seeks high current income consistent with maintaining liquidity and preserving capital. The goal of the fund is to maintain a stable share price of $1.00. The fund invests exclusively in short-term securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such obligations. Zweig Cash Fund also offers Class M Shares which are described in a separate Prospectus. Class M Shares have different distribution fees and expenses, which may affect performance. You may obtain more information about Class M Shares by calling 1-800-272-2700. Class M Shares of Zweig Cash Fund have no exchange privileges with other funds in the Trust.

The investment objectives described in the first sentence under the name of each fund above, except for those of Zweig Managed Assets, are fundamental. They can be changed only by vote of a majority of the outstanding shares of a fund. A majority for this purpose is defined as the lesser of either: (a) 67% of the shares represented at a meeting if more than 50% of all shares are represented, or (b) more than 50% of all outstanding shares. We do not anticipate that Zweig Managed Assets will change its objectives or alter its "neutral" asset mix. If the fund should change its investment objective, we will notify shareholders 30 days prior to making the change.

Please read the Risk Factors and Managing Exposure to Market Risk, Stock Selection and Bond Duration, and Portfolio Securities sections of this prospectus for more detailed information about the investment practices of each fund. The SAI has further details. As with any mutual fund, there is no assurance that a fund's objectives will be achieved.

DR. MARTIN E. ZWEIG
Dr. Martin E. Zweig has created and refined a risk-averse style of money management over a 25-year career providing investment advisory and portfolio management services. Dr. Zweig is President and/or Chairman of investment advisory firms that presently manage over $6.6 billion of assets. This $6.6 billion includes approximately $1.2 billion in publicly traded closed-end investment companies and $2.4 billion in open-end mutual funds, as well as other accounts.

Dr. Zweig is the Chairman of the manager and President of the Trust. He has been a regular panelist on PBS television's Wall Street Week with Louis Rukeyser for 22 years and, in 1992, became the ninth person selected for the program's Hall of Fame. Dr. Zweig is the publisher of various investment advisory newsletters, including The Zweig Forecast. He is also the author of the books Winning on Wall Street, The ABCs of Market Forecasting and Winning with New IRAs.

Dr. Zweig determines the asset allocation strategy for each of the Zweig Mutual Funds; he does not select the individual securities to implement the strategy. The portfolio manager of each individual fund selects the specific securities for that fund (see Stock Selection and Bond Duration).

THE PORTFOLIO MANAGERS

David Katzen has been the portfolio manager for Zweig Strategy Fund, Zweig Appreciation Fund and Zweig Growth & Income Fund since their inceptions. Mr. Katzen is a Senior Vice President of the funds. He has been with the Zweig Organization since 1986. Mr. Katzen received his B.A. in Mathematics from City University of New York and an M.A. in Mathematics from Dartmouth College, where he was admitted to the Ph.D. program.


Carlton Neel has been the portfolio manager for Zweig Managed Assets and Zweig Government Fund since July 5, 1995. Mr. Neel is a First Vice President of the funds. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Organization, he was a Vice President with J.P. Morgan & Co., Inc.

STOCK SELECTION AND BOND DURATION

The portfolio manager of Zweig Strategy Fund, Zweig Appreciation Fund and Zweig Growth & Income Fund uses proprietary computer-driven models developed by Dr. Zweig and his staff to choose stocks for the funds. The models evaluate and rank 3,000 stocks based primarily on earnings momentum, relative valuation, changes in analysts' earnings estimates, earnings growth, price momentum, cash flow trend, payout ratio trend and other market measurements. The stock selection models may evolve or be replaced by other techniques intended to select stocks with the potential for growth. We will notify shareholders of any material change to the stock selection models.


Out of the 1,400 most liquid stocks, the portfolio manager selects up to 300 stocks for the Zweig Strategy

Fund. The manager of the Zweig Appreciation Fund selects a larger number of stocks (presently more than 600) primarily from the 2,500 stocks immediately after the 500 largest stocks ranked by market capitalization or trading volume. The Zweig Appreciation Fund also may invest up to 35% of its assets in large-company stocks.


The Zweig Growth & Income Fund will consist of up to 300 stocks divided approximately equally between those selected by the portfolio manager for their growth characteristics (including positive earnings momentum and above average earnings growth rates) and those for their income characteristics (including above average dividend yields and favorable dividend growth).


U.S. stocks in Zweig Managed Assets are selected using a model that is comprised of industry specific background indicators and momentum components. These indicators determine the optimal weighting in each major industry group. The selection of the individual securities is determined by ranking approximately 750 stocks that the portfolio manager considers to be comparable in market capitalization and liquidity to the stocks in the Standard & Poor's 500 Index. Up to 200 stocks are selected in accordance with the weightings of the industry groups.

Each foreign country in which Zweig Managed Assets intends to invest has a currency model, as well as stock and bond models similar to those used for determining the domestic asset allocation strategy. Zweig Managed Assets may invest in groups of foreign stocks that, in the aggregate, are expected to perform similarly to the major stock market index of the country in which the stocks are located, in investment vehicles structured to track a particular major foreign stock market index, and in investment companies, commonly referred to as "Country Funds", that invest in the securities of a particular country.


With respect to each of the four funds described above, the concentration of each fund in stocks will vary from time to time, depending on the manager's determination of risk levels in the stock market. When the manager's research points to increasing levels of market risk, the portfolio's exposure will be reduced by gradually selling stocks and investing the proceeds in money market instruments and/or by hedging market exposure with stock index futures or options.


Zweig Government Fund invests in U.S. Government securities. These obligations of the United States Government and its agencies and instrumentalities are considered to have the lowest risk of default. Therefore, the primary consideration in choosing U.S. Government bonds is managing risks related to changes in interest rate levels. A bond's duration measures its sensitivity to changes in interest rates (interest rate risk). In concept, duration is the weighted average "maturity" of all cash flows of a bond (the interest payments as well as the principal repayment). The longer the duration, the greater the bond's price movement will be as interest rates change. The portfolio manager adjusts duration by altering the mix of short-, medium- and long-term bonds, and by buying or selling Treasury futures contracts.

Investments for Zweig Government Fund are chosen primarily by utilizing a model that incorporates various indicators, such as: momentum of bond prices, short-term interest rate trends, inflation indicators, general economic and liquidity indicators, and other market indicators and statistics.

PORTFOLIO SECURITIES
The securities described below may be used in pursuit of a fund's investment objectives. Percentage limitations on investments are considered at the time of purchase; the sale of portfolio securities is not required in the event of a subsequent change in value or in a fund's net assets.

STOCKS and other equity securities represent an ownership interest in a company. Securities in this category include common stocks, fixed-rate preferred stocks, bonds convertible into equity securities, warrants, rights, depository receipts and other equity securities. Common stocks have a history of long-term growth in value. However, stock prices fluctuate in response to general market and economic conditions, as well as to factors affecting individual companies. Zweig Government Fund and Zweig Cash Fund may not invest in stocks.

     "BLUE CHIP STOCKS" (the primary investments of Zweig Strategy Fund) are stocks with a minimum market capitalization (the total value of their shares) of $400 million, average daily trading volume of 50,000 shares or $425 million of total assets, that the portfolio manager considers to be comparable to the stocks included in the Standard & Poor's 500 Index. Blue Chip Stocks are traded on the

     New York Stock Exchange (NYSE), the American Stock Exchange (AMEX), over the counter (OTC) or on foreign exchanges.

     "SMALL COMPANY STOCKS" (the primary investments of Zweig Appreciation Fund) are the 2,500 stocks traded on the NYSE, AMEX or OTC that are positioned immediately after the 500 largest stocks ranked in terms of market capitalization and/or trading volume. These 2,500 stocks have a market capitalization ranging from approximately $177 million to $3.9 billion. Their average daily trading volume is approximately $4.5 million. Small Company Stocks historically have presented greater potential for capital appreciation and greater risk, and they tend to be more volatile, than stocks of larger, more established companies.


BONDS and other debt instruments represent a loan from the investor to the issuer of the security. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed when the bond matures. The value of bonds and other debt instruments fluctuates primarily based on the maturity and coupon (interest rate), changes in the general level of interest rates, and the credit quality of the issuer. Zweig Strategy Fund may not invest in bonds. Zweig Appreciation Fund and Zweig Growth & Income Fund may invest only in U.S. Government securities with remaining maturities of five years or less. Zweig Managed Assets may invest in foreign and domestic bonds rated "A" or higher by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or if unrated, the bonds must be judged by the portfolio manager to be of comparable quality.


     U.S. GOVERNMENT SECURITIES are debt instruments issued or guaranteed by the U.S. Treasury or by a U.S. Government agency or instrumentality. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality that issued them. Agencies and instrumentalities include:
     Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service.

     MORTGAGE SECURITIES are debt instruments that include mortgage-backed securities (for example, GNMA certificates) and collateralized mortgage obligations. In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when large numbers of homeowners refinance their mortgages at lower rates.

MONEY MARKET INSTRUMENTS are short-term, high quality debt securities that present minimal risk of loss. We use these securities to reduce fluctuations in a fund's net asset value -- and often refer to them as "cash" or "cash equivalents". Money market securities include: short-term U.S. Government obligations, commercial paper, other short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.

REPURCHASE AGREEMENTS are arrangements by which a fund buys a security at one price and at the same time agrees to sell the security back to the seller at a higher price, usually on the next business day (or within seven days for foreign repurchase agreements). Repurchase agreements offer a means of generating income from excess cash that a fund might otherwise hold. Delays in payment or losses may result if the other party to the agreement defaults or becomes bankrupt. A fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The fund's repurchase agreements must be fully backed by collateral (U.S. Government securities in the case of the Zweig Government Fund and Zweig Cash Fund) that is marked to market, or priced, each day.


FOREIGN STOCKS AND BONDS may involve additional risks. These include currency fluctuations and risks related to political and economic conditions in foreign countries. These factors could make foreign investments less liquid and more volatile. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less information available about their operations. Foreign investments also may be subject to possible nationalization of issuers or expropriation of their assets, which would adversely affect a fund's ability to liquidate its investment. Zweig Government Fund and Zweig Cash Fund may not invest in foreign securities. The other Zweig Mutual Funds may invest in foreign securities and American depository receipts that are publicly traded in the U.S. In addition, Zweig Strategy Fund, Zweig Appreciation Fund and Zweig Growth & Income Fund may invest up to 15% of their assets in foreign securities not publicly traded in the U.S. Zweig Managed Assets may invest up to 50% of its assets in foreign securities not publicly traded in the U.S., but not more than 15% of its assets in any one country.


ILLIQUID AND RESTRICTED SECURITIES may be difficult to sell promptly at an acceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security. Illiquid securities include securities not listed on a recognized foreign securities exchange and repurchase agreements having more than seven days remaining to maturity. No more than 15% of a fund's net assets (10% for Zweig Cash Fund) may be invested in illiquid securities.

INDEXED SECURITIES are securities whose value depends on the price of securities indexes, other securities, foreign currencies or other assets. Among the more traditional indexed securities are futures and options. Futures and options are standardized contracts that have been used by mutual funds for many years to manage their portfolios more efficiently. Index futures, for example, enable the manager to position assets in the market immediately, with a modest margin deposit (roughly 5% to 10% of the position size) to simulate a much larger invested position. Transaction costs also may be lower than purchasing or selling the underlying securities. A fund will purchase or sell indexed securities for hedging purposes only, including increasing or decreasing exposure to changing securities prices, but not to leverage assets. (See Risk Factors and Managing Exposure to Market Risk.)


OTHER INVESTMENT POLICIES



PORTFOLIO TURNOVER RATE. The length of time a fund has held a stock or bond is not usually considered when making investment decisions. As a result of the Zweig style of money management, a fund's turnover rate may be higher than that of other mutual funds. (A portfolio turnover rate in excess of 100% may be deemed to be high.) Portfolio turnover may result in realization of taxable capital gains and generally involves expense, including brokerage costs. (The SAI contains a detailed explanation of certain relevant tax considerations.) The portfolio managers consider the cost of making portfolio adjustments when deciding whether to implement a strategy by selling stocks or bonds and investing the proceeds in money market securities, or by using futures or options to reduce exposure to market risk. See the table under Financial Highlights for portfolio turnover rates.



WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. A fund may purchase a bond or stock with delivery of the security and payment deferred to a future date. The money to purchase such securities will be invested in other securities until the fund receives delivery. This could increase the possibility that the fund's net asset value would increase or decrease faster than would otherwise be the case.



LENDING SECURITIES. A fund may lend securities to broker/ dealers and institutions as a means of earning income. Delays or losses could result if a borrower becomes bankrupt or defaults in its obligation to return the loaned security. The Zweig Mutual Funds may lend securities only if: (a) the loan is fully backed by collateral at all times, and (b) the value of all loaned securities is less than one-third of the fund's total assets.



BORROWING. All Zweig Mutual Funds may make temporary borrowings from banks to cover redemptions. Although they have not done so in the past, Zweig Strategy Fund and Zweig Appreciation Fund also may borrow from banks for investment if all borrowings would not exceed 20% of the fund's assets. Thereafter, the amount borrowed must never exceed one-third of the fund's assets. If the performance of the fund's investments fails to cover the cost of borrowing, including interest, the net asset value of its shares will decrease faster than if the fund had no borrowings outstanding.


RISK FACTORS AND MANAGING EXPOSURE TO MARKET RISK
Investing in stocks and bonds, directly or through a mutual fund, involves risks that are not found in federally insured money market and savings accounts and CDs. The most significant is the risk of losing your principal. The prices of individual stocks and bonds, and markets as a whole, move up and down. Markets move based on economic factors such as interest rates and market conditions such as investor sentiment. Indi-vidual stock or bond prices also are affected by results of the issuer's operations and factors peculiar to its industry.

Diversification can reduce the risks of investing. Diversifying includes limiting the amount invested in any one company or, on a broader scale, limiting the amount invested in any one industry, any one class of assets (e.g. stocks) or any one country. The funds' Annual and Semi-Annual Reports to Shareholders detail the holdings of each fund. Call 1-800-272-2700 to obtain the most recent Report.

Like most mutual funds, the Zweig Mutual Funds use diversification to minimize the effect of a loss in any one investment. U.S. Government securities (the primary investments of Zweig Government Fund and Zweig Cash Fund) avoid the risks related to factors affecting a particular company or industry, but they do not eliminate market (interest rate) risk.

Unlike most mutual funds, the Zweig Mutual Funds also manage exposure to market risk by significantly adjusting the amount of a fund's assets that are invested in stocks or bonds and the duration (risk) of a bond portfolio. While the Zweig Funds manage exposure to risk, we cannot eliminate risk.

We manage the Zweig Mutual Funds by diversifying portfolios very broadly (other than funds comprised of U.S. Government securities) and by increasing or reducing the amount of the fund's assets that are invested in stocks or bonds, using the strategies developed by Dr. Zweig and his associates. As the research indicates that risk levels are rising in the stock and/or bond markets, the portfolio manager gradually sells a portion of each fund's stocks and/or bonds and buys money market securities. As the research indicates decreasing levels of risk in stocks and/or bonds, the portfolio manager sells some of the money market securities and buys stocks and/or bonds. The shifts in the asset mix of a fund are made incrementally. Under normal conditions, a fund will not adjust its asset mix by more than 10% at any one time.

In addition to buying and selling money market securities, the portfolio manager may use other methods to increase or reduce market exposure. The portfolio manager may buy or sell futures contracts and options. He also may sell short and enter into currency exchange contracts. These strategies allow the fund to increase or decrease its exposure to changes in interest rates, exchange rates and movements in stock prices. Used cautiously, they may be effective tools that lend greater stability to fund assets. They may also help to reduce the cost of administering a portfolio and allow managers to buy and sell relatively large positions without distorting prices. The portfolio managers use these techniques to adjust the risk and return characteristics of a fund. They do not use these practices to leverage the fund. If a manager misjudges market conditions or employs a strategy that does not correlate well with the fund's primary investments, use of these techniques may result in a loss, regardless of the manager's original intent to reduce risk. Descriptions of these strategies follow, and the SAI contains more detailed explanations. You should understand these investment practices and be sure that you are able to withstand the potential risks inherent in their use.

FUTURES CONTRACTS AND OPTIONS. Each of the Zweig Mutual Funds except Zweig Cash Fund may use futures contracts and options to manage its exposure to changing stock and bond prices or to alter its asset mix. A fund may use any type of future or option related to its investments. These include: stock index futures and options, foreign stock index futures and options, interest rate futures and options, and foreign currency futures and options, including those traded on foreign exchanges and options not traded on exchanges. Some futures and options strategies hedge against price fluctuations. These include: selling futures as a portfolio hedge, buying puts and writing covered calls. Other strategies increase market exposure. These include buying futures, writing puts and buying calls.


A fund will not purchase puts if more than 10% of its assets would be invested in premiums on puts. A fund will write calls only if they are covered throughout the life of the call. A fund will write puts only if: (a) the aggregate value of the obligations underlying the puts does not exceed 50% of a fund's assets, and
(b) the puts are fully secured by cash or liquid securities in a segregated account with the fund's custodian, The Bank of New York. Call options on futures must be similarly secured. Where applicable, the assets in the segregated account will be valued on a daily basis.


Futures and options involve, to varying degrees, market risk in excess of their value. Futures and options may be used or combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy; however, there may be an imperfect correlation between the prices of options and futures contracts and the price movements of the securities being hedged. Another risk associated with options and futures is a potential lack of liquidity. A fund may be unable to close out, or sell, its futures or options positions at all times. Each fund seeks to limit losses from all options transactions to 5% of its average net assets per year. If necessary, a fund will cease options transactions in order to comply with the 5% limitation.

CURRENCY EXCHANGE CONTRACTS. Only Zweig Managed Assets may enter into forward currency exchange contracts. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. Currency exchange contracts may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies or used for investment purposes. These contracts involve the risk that currency movements will be inaccurately predicted, in which case the fund's return would be adversely affected. To manage its exposure to fluctuations in currency exchange rates, Zweig Managed Assets may enter into forward currency exchange contracts, may buy and sell options and futures contracts relating to foreign currencies, or may purchase securities indexed to foreign currencies.

Some futures and forward foreign currency contracts are customized financial contracts between two parties. Such contracts are subject to the additional risk that the counterparty will not meet its obligations under the contract. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.


SELLING SHORT. Zweig Cash Fund may not sell short. A fund sells a security, future or currency short when the manager believes the price of the security, future or currency will decline. A fund may sell a stock index future short to offset a potential decline in a group of stocks the fund owns. A fund may make such short sales if the manager believes reducing portfolio exposure to changing securities prices can be accomplished at a lower cost than if the securities themselves were sold. A fund also may sell a security short to protect against a decline in the price of a security it already owns, but wishes to defer the realization of a capital gain. To sell a security short, the fund must borrow the security. A fund's obligation to replace the security borrowed and sold short will be fully secured at all times by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited with the lender of the security or in a segregated account with the fund's custodian. A fund may not sell securities short if: (a) the market value of all securities sold short will be more than 25% of the fund's assets, or (b) the market value of unlisted securities sold short will be more than 10% of the fund's assets.


The Board of Trustees, which has the primary responsibility for the overall management of the Zweig Mutual Funds, has determined that, while there are certain risks inherent in futures, options, currency exchange contracts and short sales, Zweig/Glaser Advisers has demonstrated its expertise and ability to use these hedging techniques effectively. The flexibility and potential for enhanced long-term performance and risk reduction provided by such investment techniques warrant their use, in the opinion of the Board of Trustees.

OTHER INVESTMENT COMPANIES. A direct investment by a fund in securities, financial instruments, currencies, futures and forward contracts, and related options involves risks described elsewhere in this prospectus. An investment in them made through another investment company will also involve an investment manager and service providers (e.g., custodians) over which the Trust will have no direct control; and there will be an additional layer of expenses, including the fee of such investment manager. Closed-end investment companies frequently trade at a discount from net asset value. Only if the discount is sufficiently large will the additional income earned by a portfolio purchased at a discount offset the additional layer of expense. If shares of another investment company are purchased at a discount which subsequently declines, performance will be better than it would have been had the underlying instruments been purchased directly. The risks of investing in funds are discussed more fully in the SAI. A fund will invest in another investment company only if the portfolio manager believes that a fund's investment objective will be furthered thereby. No more than 10% of a fund's assets will be invested in other investment companies, or more than 5% in any one. Zweig Cash Fund will not normally invest in any other investment companies.


MEASURING RISK. In choosing an investment that is right for you, it is important to consider the level of risk that you can withstand. There are many ways to measure risk when comparing mutual funds. One that is easily understood is maximum decline in net asset value

(NAV). Many national newspapers measure the extent to which a fund's net asset value has changed from day to day. Micropal Inc., an independent fund rating service, takes this concept one step further by measuring the largest high-to-low drop in the month-end to month-end net asset value of a fund during any given period, and expressing it as a percentage decline. When comparing the maximum NAV declines of different funds, ask yourself if you could have experienced each particular drop without selling the fund. The maximum NAV declines for Class A Shares and Class C Shares from the end of the month of inception through December 31, 1995, computed by Micropal Inc., are shown below for the Zweig Mutual Funds and for the average fund with a comparable investment objective (distribution of the Class B Shares commenced on April 8,1996 and distribution of Class I Shares and Zweig Growth & Income Fund will commence on the effective date of this Prospectus. Also shown are the maximum declines for a relevant standard measure of securities prices. In all cases, distributions have been reinvested and maximum NAV declines do not reflect sales charges. Please remember that past performance does not predict future results; any fund can decline more in the future than it has in the past.

                                                               CLASS A SHARES             CLASS C SHARES*
                                                         --------------------------  --------------------------
Max NAV Decline of ZWEIG STRATEGY FUND from inception    -7.13% (3rd lowest of 246   -4.30% (9th lowest of 309
  in December 1989                                         growth funds)               growth funds)
Max NAV Decline of Average Growth Fund for period(+)     -18.46%                     -8.59%
Max Decline of S&P 500 for period                        -14.69%                     -6.95%
Max NAV Decline of ZWEIG APPRECIATION FUND from          -6.04% (8th lowest of 109   -6.20% (11th lowest of 119
  inception in October 1991                                small cap funds)            small cap funds)
Max NAV Decline of Average Small-Cap Fund for period(+)  -13.68%                     -11.78%
Max Decline of Value Line Geometric Index for period     -9.87%                      -9.87%
Max NAV Decline of ZWEIG MANAGED ASSETS from inception   -4.88% (4th lowest of 30    -5.44% (7th lowest of 30
  in February 1993                                         multi-asset global          multi-asset global
                                                           funds)                      funds)
Max NAV Decline of Average Multi-Asset Global Fund       -9.50                       -9.50%
  for period**
Max NAV Decline of ZWEIG GOVERNMENT FUND from September  -4.79% (10th lowest of 80   -5.18% (17th lowest of 104
  1989***                                                  U.S. Gov't Securities       U.S. Gov't Securities
                                                           funds)                      funds)
Max NAV Decline of Average U.S. Govt. Fund for           -8.00%                      -6.88%
  period(+)
Max NAV Decline of Lehman Composite Government           -5.41%                      -5.41%
  Bond Index

---------------
Definitions of Indices used for comparison:

    The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.

    The Multi-Asset Global Fund category was recently created by Morningstar. It consists of mutual funds with investment objectives too broad and flexible to allow them to fit comfortably into any other objective. The information is based on 30 funds, and Micropal Inc. calculated the maximum NAV decline.

    The Lehman Composite Government Bond Index measures the return of government bonds ranging in maturity from one to 30 years.

    The Value Line Geometric Index measures the returns of 1,700 stocks ranging from large-cap to small-cap on an unweighted basis.

  * From inception in February 1992 (February 1993 for Zweig Managed Assets).

 ** Sources: Morningstar and Micropal inc.

*** Zweig/Glaser Advisers assumed responsibility for managing the fund in September 1989. Under the prior manager, from inception in March 1985, the maximum NAV decline was -10.87% for the fund, -7.50% for the Average U.S. Government Fund and -5.41% for the Lehman Composite Government Bond Index.

  + The maximum NAV decline for funds with a comparable investment objective is an unweighted average of all such funds tracked by Micropal Inc.


Comparable information for other mutual funds, prepared by Micropal Inc., is available by calling 1-800-444-2706.


NET ASSET VALUE
Zweig Mutual Funds determine the net asset value of each class of shares on each day that the New York Stock Exchange (NYSE) is open. Net asset values are calculated as of 2:00 p.m. New York time for Zweig Cash Fund shares and as of the close of regular trading on the NYSE for Zweig Cash Fund and the other funds.

We subtract the non-class specific liabilities of a fund from the fund's assets to determine its total net assets. We then determine each class's proportionate interest in the fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.

Portfolio securities for which market quotations are readily available are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined using procedures determined by the Board of Trustees. Foreign forward currency contracts are valued using forward currency exchange rates supplied by a quotation service. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). Zweig Cash Fund attempts to stabilize the net asset value of its shares at $1.00 and uses the amortized cost method to value all its securities.

DISTRIBUTIONS AND TAXES
Each of the Zweig Mutual Funds intends to qualify as a regulated investment company for federal income tax purposes and to distribute to its shareholders all income and net capital gains so as to be relieved of federal taxes so long as, in management's view, such qualification is in the shareholders' interest. Distributions are declared separately for each class of shares of a fund. Distributions will be reinvested at net asset value unless you elect to receive distributions in cash. Shareholders who have elected to receive distributions in cash but whose accounts have been classified as "stop mail" accounts because two consecutive mailings have been returned as "undeliverable", will automatically have their future distributions reinvested at net asset value.

The Zweig Cash Fund declares a dividend at 2:00 p.m. New York time on each day the NYSE is open. Zweig Cash Fund's dividends include all accrued interest, earned discounts and realized gains and losses, less amortized premiums and accrued expenses. The fund pays or reinvests these dividends on the last business day of each month.


Zweig Government Fund declares and pays net investment income dividends monthly. Zweig Strategy Fund, Zweig Growth & Income Fund and Zweig Managed Assets declare and pay net investment income dividends semi-annually. Zweig Appreciation Fund declares and pays net investment income, if any, at least annually. Any net realized capital gains will be paid at least annually, except that net short-term capital gains may be paid more frequently, together with the dividends from net investment income.


Because Class B and Class C Shares have higher distribution fees, dividends on Class A Shares will be higher than dividends on Class B and Class C Shares of the same fund. Because Class I Shares have no distribution fees, dividends on Class I Shares will be higher than dividends on Class A Shares of the same fund.

Distributions of income and short-term capital gains are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. Distributions are taxable when paid, whether taken in cash or reinvested, except that distributions declared in November and December and paid in January are taxable as if paid on December 31st.

By January 31 of each year, we will send you a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. You should keep your account statements with your other tax records. When you sell your shares, their tax basis is the total of your cash investments plus all distributions that have been reinvested, less any return of capital distributions.

The foregoing is a summary of certain federal income tax consequences. Be sure to consult your own tax adviser to determine the precise effect of your investments in the Zweig Mutual Funds on your particular tax situation, and any state and local tax consequences.

EXCHANGE PRIVILEGE
You can exchange shares of one Zweig Mutual Fund for shares of the same class of another Zweig Mutual Fund at their respective net asset values (except that Class A Shares of Zweig Cash Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge). All exchanges are effected as of the close of regular trading on the NYSE. You can exchange shares either through your investment dealer or, if the shares are registered in your name, through the transfer agent. You may exchange through the transfer agent by mail, telephone, or systematically on the 15th day of each month or quarter (see Application Form in this Prospectus).

Each exchange is a sale of shares of one fund and a purchase of the same class of shares of another fund. An exchange may produce a gain or a loss for tax purposes, and is subject to the terms and conditions applicable to telephone redemptions and the minimum investment requirement of each fund. We reserve the right to reject any exchange request, or to modify or terminate exchange privileges upon 60 days' written notice to shareholders.

CHOOSING AMONG CLASSES WHEN PURCHASING SHARES
Zweig Mutual Funds offer investors four classes of shares (Class A Shares, Class B Shares, Class C Shares and Class I Shares). All except Class I Shares bear sales charges in different forms and amounts and bear different levels of expenses (see Fee Table on page 2). You should choose the class of shares that is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances. Class A shares are sold with an initial sales charge that varies based upon the amount invested as shown in the table below. Class B Shares have no initial sales charge, but are subject to a declining contingent deferred sales charge (CDSC) if sold within six years of purchase. Class C Shares have no initial sales charge, but are subject to a CDSC if sold within one year of purchase. Class B and Class C Shares have higher annual operating expenses than Class A Shares. Class B Shares of Zweig Government Fund and Zweig Cash Fund have higher annual operating expenses (and lower dividends) than their corresponding Class C Shares. Class B Shares convert to Class A Shares after a holding period of seven years from the initial purchase. Class C Shares have a shorter CDSC period than Class B Shares, but they do not convert to Class A Shares. Class I Shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class I Shares are only available to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates, and certain institutional investors that invest at least $1 million directly with Zweig Securities Corp., the principal distributor of Zweig Mutual Funds. Institutional investors include: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and certain other self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The applicable CDSC rate for each class of shares is set forth in the Fee Table on page 2. The CDSC is imposed on the lesser of: (a) the current market value, or (b) the initial cost of the shares being redeemed. No CDSC is imposed upon shares acquired by reinvesting distributions. In determining whether a CDSC applies, the order of redemption is first of shares purchased through reinvestment and then of shares held the longest. Any CDSC imposed on a redemption is paid to the distributor or directly to a third party at the direction of the distributor.

We may waive the CDSC on redemption(s): (a) following the death of a shareholder; (b) if a shareholder becomes unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; (c) when a total or partial redemption is made in connection with a distribution from (i) retirement plans after reaching age
59 1/2, except that if, immediately prior to the redemption, the aggregate amount invested by the retirement plan in Class B Shares of the Zweig Mutual Funds (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the retirement plan's assets in the Zweig Mutual Funds, then the CDSC will not be waived, or (ii) certain other Class A Share retirement plans; (d) under the systematic withdrawal program if the amount being withdrawn is no more than 1% per month of the value of the account at the time the program was established; and (e) effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then effective minimum account size.

CLASS A SHARES. Class A Shares of all funds except Zweig Cash Fund are sold at net asset value plus the applicable sales charge. The offering price applies to purchases made by a single purchaser or by a single trust account. An individual, his or her spouse, and children under 21 are considered to be a single purchaser. The sales charge on Class A Shares is allocated between your investment dealer and Zweig Securities Corp., the distributor, as shown below.

QUANTITY DISCOUNTS ON CLASS A SHARES. When you invest in Class A Shares of the Zweig Mutual Funds, you may receive quantity discounts at certain dollar levels, or breakpoints. The more you invest, the smaller percentage you pay in sales charges, as shown below.


                                                                        AS A PERCENTAGE OF
                                                                   ----------------------------
                                                                     OFFERING       NET ASSET
                                                                   PRICE OF THE    VALUE OF THE     DEALER'S
                                                                      SHARES          SHARES          SALES
                        AMOUNT INVESTED                             PURCHASED       PURCHASED      CONCESSION
----------------------------------------------------------------   ------------    ------------    -----------
ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND,
  ZWEIG GROWTH & INCOME FUND
  AND ZWEIG MANAGED ASSETS:
Less than $50,000...............................................       5.50%           5.82%             4.75%
$50,000 but less than $100,000..................................       4.75%           4.99%             4.00%
$100,000 but less than $250,000.................................       3.75%           3.90%             3.25%
$250,000 but less than $500,000.................................       2.75%           2.83%             2.25%
$500,000 but less than $1,000,000...............................       1.75%           1.78%             1.50%
$1,000,000 or more..............................................       0.00%           0.00%        (see below)
ZWEIG GOVERNMENT FUND:
Less than $50,000...............................................       4.75%           4.99%             4.00%
$50,000 but less than $100,000..................................       4.00%           4.17%             3.50%
$100,000 but less than $250,000.................................       3.00%           3.09%             2.50%
$250,000 but less than $500,000.................................       2.25%           2.30%             1.75%
$500,000 but less than $1,000,000...............................       1.75%           1.78%             1.50%
$1,000,000 or more..............................................       0.00%           0.00%        (see below)


--------------------------------------------------------------------------------

Commissions (as set forth below) will be paid to dealers who initiate and are responsible for purchases of $1 million or more and for purchases at net asset value made by unallocated accounts held by third party administrators, registered investment advisers, trust companies, and bank trust departments which exercise discretionary authority or hold accounts in fiduciary, agency, custodial or similar capacity if in the aggregate such accounts equal or exceed $1,000,000 and by retirement plans with assets of $1,000,000 or more or at least 50 eligible employees.


                                          DEALER'S
         AMOUNT PURCHASED                COMMISSION
-----------------------------------  ------------------
                                     (AS % OF PURCHASE)
ZWEIG STRATEGY FUND, ZWEIG
  APPRECIATION FUND, ZWEIG
  GROWTH & INCOME FUND
  AND ZWEIG MANAGED ASSETS:
    $1,000,000 to $2,000,000.......         0.75%
    $2,000,000 to $5,000,000.......         0.50%
    Amount over $5,000,000.........         0.25%
ZWEIG GOVERNMENT FUND:
    $1,000,000 to $2,000,000.......         0.50%
    Amount over $2,000,000.........         0.25%


No initial sales charge applies on these investments; however, a 1% CDSC will apply on redemptions within 18 months of purchase, except for redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer as described below or agrees to receive such commissions ratably over an 18 month period.

Class A Shares also may be purchased at net asset value by any officer, trustee, director or full-time employee, and their families, of Zweig Mutual Funds, Zweig/ Glaser Advisers, Zweig Securities Corp. and any company affiliated with these companies, or by employees and their families of securities dealers that are members of the NASD. Class A Shares also may be sold at net asset value through certain investment dealers regis-tered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by the principal distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay an ongoing fee to the investment adviser or other firm. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the fund. Class A Shares also may be purchased at net asset value for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by the distributor, and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) such Class A Shares are purchased within 30 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the distributor may require shall be provided at the time the Class A Shares are purchased. This provision is not available where the shares of a fund being redeemed were subject to a deferred sales load or redemption fee.

CUMULATIVE QUANTITY DISCOUNTS ON CLASS A SHARES. A new purchase may be combined with Class A Shares already in your account to qualify for a discount. The sales charge on the shares being purchased will be at the rate shown in the table above applicable to the net asset value of the shares then owned plus the amount of the new purchase. To receive this discount, you or your investment dealer must request it when placing the order and give the transfer agent or distributor sufficient information to confirm that your purchase qualifies for the discount. We reserve the right to change or terminate quantity discounts at any time.

QUANTITY DISCOUNTS THROUGH A LETTER OF INTENTION. You may pay a reduced sales charge on Class A Shares if you sign a Letter of Intention at the time of your purchase. The Letter also may be back-dated to include purchases made within 90 days prior to signing the Letter of Intention. The Letter, included on the Application Form in this Prospectus, states your intention to purchase a sufficient quantity of Class A Shares of the funds indicated within the 13-month period specified to qualify for a reduced sales charge. Purchases under the Letter are made at the sales charge applicable to the entire amount to be purchased under the Letter, as if purchased in a single transaction.

THE LETTER OF INTENTION IS NOT BINDING. During the period covered by the Letter, the transfer agent will hold shares in escrow representing 5% of the intended purchase. A price adjustment based upon the actual amount invested will be made if the purchase is not completed, by redeeming escrowed shares. A Letter of Intention can be amended: (a) during the 13-month period by filing an amended Letter with the same expiration date as the original, and (b) automatically after the end of the period, if the total purchases credited to the Letter qualify for an additional reduction in sales charges.

CLASS B SHARES. Class B Shares are sold without an initial sales charge. For sales of Class B Shares, dealers will receive from the distributor 4% of the purchase amount. Although you pay no sales charge at the time of purchase, if you redeem within six years, you are charged a declining CDSC as follows:

                                      THE CDSC
   YEAR SINCE PURCHASE WAS MADE      IS EQUAL TO
----------------------------------   -----------
     First........................       5%
     Second.......................       4%
     Third........................       3%
     Fourth.......................       3%
     Fifth........................       2%
     Sixth........................       1%
     Seventh......................      None*

---------------
* Class B Shares convert to Class A Shares as described below.

CLASS B SHARE CONVERSION FEATURE. After a holding period of seven years from the initial date of purchase, Class B Shares automatically convert, at respective net asset values, on the 10th business day of the month following the anniversary date, to Class A Shares of the same fund. At the time of conversion, Class B Shares of a fund acquired through reinvestment of distributions will convert to the corresponding Class A Shares of that fund pro-rata with Class B Shares of that fund not acquired through reinvestment. The conversion of Class B Shares will relieve the Class B Shares that have been held for at least seven years from the higher ongoing distribution fees. Only Class B Shares have this conversion feature.

CLASS C SHARES. sold without an initial sales charge. For sales of Class C Shares, dealers will receive from the distributor 1% (0.75% for Zweig Government Fund and 0.30% for Zweig Cash Fund) of the purchase amount. If you redeem within one year of your purchase, you will be charged a CDSC equal to 1.25%.

Class B and Class C Shares offer the benefit of putting all of your dollars to work immediately; however, they have higher annual expenses and pay lower dividends than Class A Shares. Class C Shares have a shorter CDSC period than Class B Shares; however, they do not convert to Class A Shares.


CLASS I SHARES. Class I Shares, which have no initial sales charge and no Rule 12b-1 fee, are currently available for purchase only from Zweig Securities Corp. to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates and certain institutional investors. In addition, Class I Shares are currently available only in New York.


Zweig Securities Corp. will reallow up to 0.15% to any dealer with sales of Zweig Mutual Fund shares at an annual rate of $4 million or more or who can reasonably be expected to achieve sales at that rate, provided that the dealer has agreed to supply special assistance in marketing shares of the Zweig Mutual Funds, including providing access to the dealer's sales personnel and information dissemination systems such as computer screens, internal publications, publications sent to clients and mailing lists. These reallowances are in addition to the sales concessions shown in the above tables, and may be subject to chargeback for redemptions within one year. An alternative arrangement, available to any dealer that has agreed to provide marketing, record keeping and related administrative services to tax-qualified employee benefit plans, including the processing of orders for investment and reinvestment of plan assets in shares of the funds at net asset value, provides for compensation at an annual rate of up to 0.20% of plan participant holdings of Zweig Mutual Funds. In addition, Zweig Securities Corp. also may pay dealers a fee at the annual rate of up to 0.10% of the average daily net assets that have been continually invested in Zweig Mutual Funds for at least four years. Zweig Securities Corp. also may pay dealers a fee of up to 0.10% of the average daily net assets invested through such dealers in Zweig Mutual Fund shares by participants in programs sponsored by such dealers. Zweig Securities Corp. reserves the right to alter or discontinue paying any of the foregoing fees at any time. These fees will be paid from Zweig Securities Corp.'s or the manager's own funds, including past profits or any other source available to them.

The above arrangements relate to purchases effected in the United States. Purchases outside the United States may be subject to local rules and customs, and different sales charges, fees and dealer compensation may apply. Certain dealers may not sell all classes of shares.

HOW TO INVEST IN THE ZWEIG MUTUAL FUNDS

INITIAL OFFERING PERIOD FOR ZWEIG GROWTH & INCOME FUND

Shares of the Zweig Growth & Income Fund are being offered during a period scheduled to end on November 25, 1996 ("the Closing Date"). Securities dealers may obtain non-binding indications of interest prior to actually confirming any orders. The Zweig Growth & Income Fund will commence investment operations and the continuous offering of its shares on the first business day after the Closing Date.


You can buy shares in the Zweig Mutual Funds directly from the funds' transfer agent, through an investment professional, or automatically through a regular investment plan. Class I Shares currently are available for purchase only from Zweig Securities Corp. The minimum initial investment is $1,000 for a regular account and $250 for IRA and other retirement accounts, pension and profit sharing plans, custodial accounts under the Uniform Gifts to Minors Act, trust and estate or qualifying group plans. The minimum initial investment for institutional investors in Class I Shares is $1 million. There is no minimum amount for additional investments. We reserve the right to change or waive minimums or to reject any order. Purchases of Zweig Cash Fund become effective after receipt of Federal funds by the transfer agent. Purchases for all other Zweig Mutual Funds will be at the offering price next determined after the transfer agent or investment dealer receives the order, provided the dealer transmits the order to the transfer agent that day.


BUYING SHARES FROM AN INVESTMENT DEALER. If you invest through an investment dealer or agent, that firm may have its own service features, transaction charges and fees. This Prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of the Zweig Mutual Funds.


BUYING SHARES THROUGH THE TRANSFER AGENT. Send the Application Form in this Prospectus or a letter with your check to: Zweig Series Trust, c/o State Street Bank & Trust Company, P.O. Box 8505, Boston, MA 02266-8505.

Make your check payable to State Street Bank & Trust Company or to a Zweig Fund. Third party checks (i.e., any checks which are not made payable to the order of State Street Bank & Trust Company or a Zweig Fund) will not be accepted. If you send a letter, please specify the fund(s) and the class of shares you wish to buy. You may deliver your order by courier or overnight mail to State Street's offices at: 2 Heritage Drive (3rd floor), North Quincy, MA 02171, Attention:
Zweig Mutual Funds.


Purchases of Zweig Cash Fund shares made directly through the transfer agent by check or money order do not earn dividends until converted into Federal funds, which can take up to two business days. You also may wire Federal funds with your order to avoid this delay. For wiring instructions, call 1-800-628-0441.


BUYING SHARES THROUGH AN AUTOMATIC INVESTMENT PLAN. You can automatically move money from your bank account or via payroll deduction into any of your Zweig accounts on any day of each month or quarter. For further details, see the Application Form or call 1-800-272-2700.


HOW TO REDEEM YOUR SHARES
You can redeem your shares on any day the NYSE is open through the transfer agent if the shares are registered in your name, or through your investment dealer. The price you receive will be the net asset value next determined after the transfer agent or investment dealer receives your request in proper form (described below), less any CDSC, provided the dealer transmits the order to the transfer agent that day. Payment for your redemption generally will be mailed to you within seven days after your request is received. If shares are purchased with an uncertified check and are being redeemed within 15 days following purchase, the redemption proceeds may not be paid until 15 days following purchase (or earlier if the Trust has evidence of cleared funds).

THROUGH AN INVESTMENT DEALER. If your account has been established by your investment dealer, contact your investment professional, who will assist you with your redemption.


THROUGH THE TRANSFER AGENT BY MAIL. If the shares are registered in your name, send a letter of instruction signed exactly as the shares are registered, together with any certificates that represent the shares you wish to redeem. If the shares you redeem have a value of $10,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by an appropriate guarantor. Mail your redemption request to: Zweig Series Trust, c/o State Street Bank & Trust Company, P.O. Box 8505, Boston, MA 02266-8505.


Appropriate signature guarantors include: banks and savings associations, credit unions, member firms of a national securities exchange, municipal securities dealers and government securities dealers. See the SAI or call 1-800-272-2700 for more information.

Redemption instructions by corporate and fiduciary shareholders also must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

THROUGH THE TRANSFER AGENT BY TELEPHONE. You may issue a telephone redemption request (unless you have notified Zweig Mutual Funds of an address change within the preceding 15 days) directly to the transfer agent at 1-800-628-0441 if: (a) your account is registered for telephone/expedited redemption privileges and (b) your shares are held at the transfer agent without certificates. The proceeds must be mailed to the address of record. If you have designated a domestic bank on the Application Form when you opened your account, you may have redemption proceeds of $1,000 or more wired to the bank. Subsequent directions for wiring proceeds require a signature guarantee from an appropriate guarantor. The transfer agent must receive your instructions before 2:00 p.m. New York time for Zweig Cash Fund in order to wire the redemption proceeds to you that day. For the other funds, the transfer agent must receive your order before the close of regular trading on the NYSE (presently 4:00 p.m. New York time) in order to redeem shares that day.

The maximum amount that may be redeemed for joint accounts by telephone is $25,000. Neither the Zweig Mutual Funds, the distributor, nor the transfer agent will be liable for any loss in acting on telephone instructions reasonably believed to be authentic. In the event of a fraudulent telephone redemption, the investor will bear the risk of loss. Because the funds may otherwise be liable for any losses due to unauthorized or fraudulent instructions, reasonable procedures are employed to confirm that instructions given by phone are genuine. These include: requiring a form of personal identification from the caller and recording telephone instructions. For identification purposes, the transfer agent may require such information as it deems necessary before accepting redemption instructions.

During periods of extremely drastic economic or market changes, it may become difficult to implement a telephone redemption. In the event that you have difficulty reaching the transfer agent at its toll-free number, you should consider sending written redemption instructions in the manner explained above. We reserve the right to refuse telephone redemption requests and to limit their amount or frequency. If, however, we determine not to accept a telephone redemption request, we will seek to advise you promptly of that decision and, to the extent feasible, will communicate that decision by telephone.

Redemptions normally will be made in cash, but redemptions may be made in kind pursuant to an election under Rule 18f-1 of the Investment Company Act of 1940 (the 1940 Act), as discussed more fully in the SAI. Rights of redemption may be suspended if the NYSE is closed, other than customary weekend or holiday closings, or for such other periods as the Securities and Exchange Commission has permitted.

REINSTATEMENT PRIVILEGE. A shareholder who has made a partial or complete redemption of shares may reinvest all or part of the redemption proceeds and receive a pro rata credit for any CDSC or initial sales charge paid, provided the reinvestment is made within 30 days after the redemption. This privilege may be exercised only once a year by a shareholder.

SYSTEMATIC CASH WITHDRAWAL PROGRAMS are available for shareholders with accounts of $5,000 or more who wish to receive a specific amount of cash either monthly or quarterly. Contact your investment professional or complete the Application Form in this Prospectus. Under these programs, all distributions must be reinvested. Purchasing additional shares while receiving payments under these programs ordinarily will be disadvantageous because of sales charges. Shares redeemed may be subject to a CDSC. We may modify or terminate these programs at any time.

MINIMUM ACCOUNT SIZE. If your account balance falls below $1,000 as a result of redeeming shares, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your balance, we reserve the right to close your account and send the proceeds to you. Your shares will be redeemed at the net asset value on the day your account is closed. We normally will not close an account maintained in connection with a tax-deferred retirement plan.

THE DISTRIBUTOR
Zweig Securities Corp. serves as principal distributor of shares of the Zweig Mutual Funds. At any given time, the distributor may incur expenses in distributing shares of the funds that are in excess of the total payments made by the funds under the Rule 12b-1 Plans for distribution (Class I Shares do not have a Rule 12b-1 Plan). Because there is no requirement that the distributor be reimbursed for all its expenses, or that a plan be continued from year to year, this excess does not constitute a liability of the funds. Although there is no legal obligation for the funds to pay expenses in excess of payments made to the distributor under the plans, if for any reason a plan is terminated, the Board of Trustees will consider the manner in which to treat such expenses. Any cumulative unreimbursed expenses may or may not be recovered through future distribution fees. If the distributor receives any Rule 12b-1 payments in excess of actual distribution expenses (a situation which has not occurred to date), the difference could be viewed as profit to the distributor for that year. Accordingly, the Trust's Rule 12b-1 Plans are classified as compensation plans.

The distributor reallows the 0.25% service fee to dealer firms that are members of the National Association of Securities Dealers, Inc. who have signed a dealer agreement and for continuous personal service by such members to investors in the Trust, plus a portion of the asset based sales charges so that these dealers receive such reallowances at the following aggregate annual rates: (i) 0.25% commencing from date of purchase for the Class A Shares, (ii) 0.25% commencing one year after purchase for the Class B Shares, and (iii) 0.95% (0.70% and 0.25% for the Zweig Government Fund and Zweig Cash Fund, respectively) commencing one year after purchase for the Class C Shares.

THE MANAGER AND MANAGEMENT FEE

The investments of the Zweig Mutual Funds are managed by Zweig/Glaser Advisers. The general partners of Zweig/Glaser Advisers are: Glaser Corp., a Delaware corporation controlled by Eugene J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Zweig.



Zweig/Glaser Advisers receives a fee based on the average daily net assets of each fund at the following annual rates: Zweig Strategy Fund, 0.75%; Zweig Appreciation Fund, 1.00%; Zweig Growth & Income Fund, 0.75%; Zweig Managed Assets, 1.00%; Zweig Government Fund, 0.60%; Zweig Cash Fund, 0.50%. These rates are constant and do not diminish with an increase in the net assets of a fund. The management fees are comparable to the fees paid by mutual funds with similar investment policies.

In addition to managing the funds' investments, Zweig/Glaser Advisers also: makes recommendations with respect to the funds' business affairs; furnishes certain administrative services, office space and equipment; and permits its employees to serve as the officers of the Trust without additional compensation from the funds. All other expenses incurred in the operation of the funds are borne by the funds, including: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of shares; costs of registering or qualifying shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the funds' registration statement with the appropriate regulatory authorities and the production and filing of the funds' prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, independent accountants and legal counsel; expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders; expenses of distribution of shares pursuant to Rule 12b-1 Plans; out-of-pocket expenses of trustees; fees of trustees who are not "affiliated persons" as defined in the 1940 Act; and all other costs incident to the Trust's existence as a business trust. The distributor purchases copies of the fund's prospectus and shareholder reports used for sales purposes at printer's overrun cost.

BROKERAGE TRANSACTIONS. To buy and sell securities for the Zweig Mutual Funds, Zweig/Glaser Advisers may use its broker/dealer affiliates or other firms that sell shares of the funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers.

ORGANIZATION OF THE FUNDS
The Trust was established as a Massachusetts business trust on September 24, 1984, and reorganized as a Delaware business trust on April 30, 1996. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

The Trust is a mutual fund, or, in the technical terms of the 1940 Act under which it is regulated, an open-end, diversified management investment company. It has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of classes and funds. The shares presently are divided into four classes of shares in five funds, and five classes of shares in Zweig Cash Fund. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

PERFORMANCE INFORMATION
The net asset value of a fund (other than Zweig Cash Fund) and the income it generates will vary from day to day. This fluctuation reflects the composition of the fund's portfolio, as well as changes in market conditions, company and economic developments, interest rates, and other factors. Performance will reflect Zweig/Glaser Advisers' skill in managing each fund's portfolio, the period of time during which the investment is held, and the class of shares and its annual operating expenses. When you sell your shares, they may be worth more or less than what you paid for them.

Occasionally, advertisements for the Zweig Mutual Funds may include:

     MAXIMUM NAV DECLINE since a fund's inception, or for shorter periods. Micropal Inc., an independent fund rating service, measures the largest high-to-low drop in a fund's month-end net asset value over a particular period. The decline is expressed as a percentage of the fund's NAV per share at the high point during the period measured. See Mea-suring Risk on page 13 for the maximum NAV declines of Zweig Mutual Funds compared to declines for the same period of the average comparable fund and a benchmark index. Maximum NAV declines are historical and are not intended to indicate future performance; and they do not reflect any sales charges.

     TOTAL RETURN for the most recent one-, three-, five- and ten-year periods, and since the inception of a class of shares through the most recent calendar quarter. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results. Total return also may be presented for other periods, or be based on an investment at reduced sales charge levels. Total return does not include the effect of taxes and does not predict future performance.

     YIELD, or the rate of income earned, expressed as a percentage of a fund's share price. We calculate yield according to accounting methods that are standardized for all stock and bond mutual funds by taking the interest and dividend income a fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. We express the result as an annualized percentage rate based on the share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities or from transactions in options and futures contracts. Yield accounting methods differ from methods used for other accounting purposes. Therefore, yield may not be the same as the distribution rate or the income reported in the funds' financial statements. Yield figures are based on historical earnings and are not intended to indicate future performance.

     SEVEN-DAY CURRENT YIELD for the Zweig Cash Fund refers to the income generated by an investment in the fund over a seven-day period specified in the advertisement. This income is assumed to be generated each week for 52 weeks. This 52-week income is then shown as a percentage of the investment.

     EFFECTIVE YIELD is calculated similarly to yield or seven-day current yield but, when annualized, the income earned is assumed to be reinvested. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.

The Zweig Mutual Funds also may include in advertising or marketing materials for their shares data from financial and other publications and reference surveys that deal with industry or investment statistics. The SAI lists the principal industry publications.


Strategic Equity Series ("SES"), whose shares may be sold only to separate accounts of insurance companies, is managed using the same investment policies, investment objective, and investment personnel as Zweig Growth & Income Fund ("ZGIF"). The total return from inception on October 2, 1995 to September 30, 1996 for SES was 12.99%. This figure assumes the deduction of annual expenses of 1.00% which coincides with the expense limitation of ZGIF but does not reflect any distribution fees which range from 0.30% to 1.00%, depending on which class of shares of ZGIF is purchased. ZGIF may utilize the performance results of SES in its prospectus. SES and ZGIF are separate investment portfolios, and information about SES should not be interpreted as being indicative of the past or future performance of ZGIF.


The following is an assessment of the 1995 performance of Class A and Class C Shares of each of the Zweig Mutual Funds in existence during 1995 (other than Zweig Cash Fund). Class B Shares were not offered in 1995. We've included a graph comparing each fund's performance since inception with benchmarks.

ZWEIG STRATEGY FUND

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ZWEIG STRATEGY FUND CLASS A SHARES, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX FOR THE PERIOD ENDED DECEMBER 31, 1995.

      MEASUREMENT PERIOD             ZWEIG                         CONSUMER
    (FISCAL YEAR COVERED)        STRATEGY FUND   S&P 500 INDEX    PRICE INDEX
1988                                      9450           10000           10000
1989                                      9466           10078           10010
1990                                      9261            9690           10636
1991                                     11431           12660           10953
1992                                     12301           13623           11278
1993                                     14134           15003           11587
1994                                     14295           15198           11895
1995                                     17885           20903           12164

----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

1 YEAR       5 YEAR       FROM INCEPTION ON 12/29/89
25.1%        14.1%        11.2%

CLASS C SHARES -- ZWEIG STRATEGY FUND ALSO OFFERS CLASS C SHARES. THE PERFORMANCE OF CLASS C SHARES WILL BE GREATER OR LESS THAN CLASS A SHARES DEPENDING ON SALES CHARGES, FEES AND THE LENGTH OF TIME THE SHARES ARE HELD.
----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 YEAR       FROM INCEPTION ON 2/4/92
24.3%        11.1%

Zweig Strategy Fund solidly participated in the stock market gains of 1995. The Class A and Class C Shares were up 25.1% and 24.3%, respectively. We achieved our returns while taking considerably less risk than the average fund. Our average cash position during the year was 37%.

We entered 1995 cautiously with an invested exposure of 30%, but we became more heavily invested along the way as the results of our research became more positive. Our stock selection process, which focuses on identifying companies with above-average earnings growth and below-average valuations, made a strong contribution to the fund's return. Overweightings in the technology and banking stocks, two of the top-performing sectors, proved beneficial. The fourth quarter saw a sharp rotation away from technology stocks, but the favorable value characteristics cushioned our results, although we still lagged the Standard & Poor's 500 Index during the quarter.

ZWEIG MANAGED ASSETS

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ZWEIG MANAGED ASSETS CLASS A SHARES AND CLASS C SHARES, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX FOR THE PERIOD ENDED DECEMBER 31, 1995.

                                 ZWEIG MANAGED   ZWEIG MANAGED
      MEASUREMENT PERIOD         ASSETS CLASS    ASSETS CLASS      CONSUMER
    (FISCAL YEAR COVERED)              A               C         PRICE INDEX     S&P 500 INDEX
2/8/93                                 9450.00        10000.00        10000.00        10000.00
12/31/93                              10582.00        11009.00        10252.00        10675.00
12/31/94                              10272.00        10606.00        10526.00        10813.00
12/31/94                              11942.23        12244.00        10764.00        14872.00
12/31/94                              00000.00        00000.00        00000.00        00000.00

----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

1 YEAR       FROM INCEPTION ON 2/8/93
16.3%        8.4%

----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 YEAR       FROM INCEPTION ON 2/8/93
15.4%        7.7%

Foreign stock markets were laggards in 1995, however, U.S. stocks and bonds posted banner years, which helped propel the Fund to returns of 16.3% and 15.4% for the Class A and Class C Shares, respectively. Zweig Managed Assets participated solidly in the gains of foreign and domestic stocks and bonds during 1995, capturing nearly 95% of the 17.4% return of the Lipper Global Flexible Fund Average.

Throughout 1995, central banks in Europe responded to weaker economic conditions by lowering key short-term interest rates. Expectations of continued central bank measures, combined with low inflation, helped bond markets across Europe rally to new highs late in 1995. After declining more than 25% in the first six months of 1995, Japanese stocks recovered, ending December above where they had begun the year. We concentrated our investments in Japanese bonds as interest rates fell during the early part of the year, and then moved into Japanese stocks as the market rallied.

ZWEIG APPRECIATION FUND
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ZWEIG APPRECIATION FUND CLASS A SHARES, THE VALUE LINE GEOMETRIC INDEX AND THE CONSUMER PRICE INDEX FOR THE PERIOD ENDED DECEMBER 31, 1995.

                                     ZWEIG        VALUE LINE
      MEASUREMENT PERIOD         APPRECIATION      GEOMETRIC       CONSUMER
    (FISCAL YEAR COVERED)            FUND            INDEX        PRICE INDEX
1990                                      9450           10000           10000
1991                                     10025           10457           10088
1992                                  10980.83        11260.10           10388
1993                                  12589.66        12549.38           10673
1994                                     12360           12047           10958
1995                                  15326.40        14673.25           11206

----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

1 YEAR       FROM INCEPTION ON 10/7/91
24.0%        12.1%

CLASS C SHARES -- ZWEIG APPRECIATION FUND ALSO OFFERS CLASS C SHARES. THE PERFORMANCE OF CLASS C SHARES WILL BE GREATER OR LESS THAN CLASS A SHARES DEPENDING ON SALES CHARGES, FEES AND THE LENGTH OF TIME THE SHARES ARE HELD.
----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 YEAR       FROM INCEPTION ON 2/4/92
23.2%        9.8%

We've delivered on our goal of generating attractive returns during this unusually kind phase in the market. Zweig Appreciation Fund Class A and C Shares were up 24.0% and 23.2%, respectively, in 1995. These returns surpassed the 21.8% earned by the Value Line Geometric Index. The average small-company stock fund, meanwhile, was up 31.5%.

We also delivered on our goal of controlling risk. Our average cash position during the year was 35%. Thus, we captured 75% of the gains of our peers with a market exposure of only 65% -- a superior risk-adjusted return. Beyond holding cash, we also kept risk low through prudent industry diversification. We participated in the gains of the technology sector, although the amount invested in this sector never exceeded 20%. The Fund's risk control is evidenced in a number of ways, from its much broader diversification among stocks and sectors, to the substantially lower price-to-earnings ratios of its stocks.

ZWEIG GOVERNMENT FUND
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ZWEIG GOVERNMENT FUND CLASS A SHARES, THE LEHMAN COMPOSITE GOVERNMENT BOND INDEX AND THE CONSUMER PRICE INDEX FOR THE PERIOD ENDED DECEMBER 31, 1995.

                                                    LEHMAN
                                     ZWEIG         COMPOSITE
      MEASUREMENT PERIOD          GOVERNMENT      GOVERNMENT       CONSUMER
    (FISCAL YEAR COVERED)            FUND            INDEX        PRICE INDEX
1984                                      9525           10000           10000
1986                                     10960           11792           10253
1987                                     12080           13598           10375
1988                                     11860           13896           10834
1989                                     12462           14874           11311
1990                                     14073           16991           11836
1991                                     14966           18475           12576
1992                                     17157           21307           12951
1993                                     17932           22847           13335
1994                                     19487           25282           13701
1995                                     18936           24427           14067
1996                                     21556           28906           14385

----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

1 YEAR       5 YEAR       FROM INCEPTION ON 3/25/85
13.8%        7.8%         7.9%

CLASS C SHARES -- ZWEIG GOVERNMENT FUND SERIES ALSO OFFERS CLASS C SHARES. THE PERFORMANCE OF CLASS C SHARES WILL BE GREATER OR LESS THAN CLASS A SHARES DEPENDING ON SALES CHARGES, FEES AND THE LENGTH OF TIME THE SHARES ARE HELD.
----------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 YEAR       FROM INCEPTION ON 2/4/92
13.3%        6.4%

What a difference a year makes! In stark contrast to a dismal 1994, 1995 was a banner year for bonds. In 1994, the Lehman Brothers Bond Index fell 3.4%, its worst annual performance in over a decade. But 1995 more than made up for it, as the Index rallied 18.3% for the year.

Since the Federal Reserve embarked on a series of six interest rate hikes commencing in February 1994, and was still tightening in early 1995, we elected to maintain a low exposure to interest rate fluctuations. However, the economy cooled rapidly, and bonds began to rally to new highs. Beginning in the second quarter, we gradually increased the Fund's duration to 5.4 years, where it remained at year-end. Zweig Government Fund captured nearly 80% of the gains of the average government bond fund last year, with an average duration for 1995 of
4.1 years, which was lower than that of the average fund.

                       APPLICATION (DO NOT USE FOR ZWEIG RETIREMENT PLANS OR FOR CLASS I SHARES)

                       FOR APPLICATION ASSISTANCE CALL 1-800-272-2700.
 ................................................................................
Zweig
 Mutual Funds

MAIL ALL FORMS AND CHECKS    BY COURIER TO:
TO:
The Zweig Mutual Funds       The Zweig Mutual Funds
c/o State Street Bank and    c/o State Street Bank and
  Trust Company              Trust Company
P.O. Box 8505                2 Heritage Drive, 3rd
Boston, MA 02266-8505        Floor
                             North Quincy, MA 02171

IF YOUR ACCOUNT IS ALREADY ESTABLISHED
ENTER THE ACCOUNT NUMBER HERE:
                               ------------------------------------------

1.  ACCOUNT NAME (Check only one box)

/ / INDIVIDUAL OR JOINT OWNERS*

   -------------------------------------------------------------------
   Your Name (first, middle, last)

   -------------------------------------------------------------------
   Joint Owner Name (first, middle, last)

   -------------------------------------------------------------------
   Social Security Number (to be used for tax reporting)

/ / GIFT TO MINOR A minor is the beneficial owner of the account with an adult
    Custodian managing the account until the minor becomes of age, as specified in the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA). The Custodian's signature is required for all transactions.

   -------------------------------------------------------------------
   Custodian Name (first, middle, last)

   -------------------------------------------------------------------
   Minor Name (first, middle, last)

   -------------------------------------------------------------------
   Minor Social Security Number                        Minor State of Residence

/ / TRUST Account is established in accordance with provisions of a trust agreement. The Trustee's or designated agent's signature is required for all transactions.


     ---------------------------------------------------------------
     Trust Title                                      Date of Trust Agreement

     ---------------------------------------------------------------
     Trustee Name                                     Trust Tax ID Number

     ---------------------------------------------------------------
     Additional Trustee Name

/ / CORPORATION OR OTHER ENTITY

     ---------------------------------------------------------------
     Name

     ---------------------------------------------------------------
     Tax ID Number                                    Type of entity

     ---------------------------------------------------------------
     Officer or Partner authorized to act on the account

2.  ADDRESS AND CITIZENSHIP

-------------------------------------------------------------------
Street or P.O. Box

-------------------------------------------------------------------
City                                         State                   Zip Code

-------------------------------------------------------------------
Daytime Phone

-------------------------------------------------------------------
Evening Phone
Citizenship:  / / U.S. Citizen
              / / Resident Alien

              / / Non-Resident Alien:
                                      -----------------------------------------

                                                       Country
-------------------------------------------------------------------
Name of Employer

-------------------------------------------------------------------
Address

* Joint tenancy with right of survivorship unless you reside in a community property state or prefer otherwise. NOTE: Both signatures will be required for changes to an account with joint ownership.

3.  INVESTMENT INFORMATION
Minimum initial investment for each fund: $1,000; $250 for IRA and other Retirement Plans, pension and profit sharing plans, custodial accounts under the Uniform Gifts to Minors Act, trust and estate or qualifying group plans. There is no minimum amount for subsequent investments.

A.    Fund Name:
                 --------------------------------------------------------------

      / / Class A   / / Class B   / / Class C

      Investment Amount: $
                           ----------------------------------------------------

B.    Fund Name:
                 --------------------------------------------------------------

      / / Class A   / / Class B   / / Class C

      Investment Amount: $
                           ----------------------------------------------------

C.    Fund Name:
                 --------------------------------------------------------------

      / / Class A   / / Class B   / / Class C

      Investment Amount: $
                           ----------------------------------------------------

4.  INVESTMENT SOURCE

/ /   BY CHECK Please make check payable to State Street
      Bank and Trust Company or to a Zweig Fund. No other
      check will be accepted. $
                                ------------------------------------------------

/ /   BY WIRE Call 1-800-628-0441 for instructions. $
                                                      --------------------------
      Account No.
                  --------------------------------------------------------------

5.  DISTRIBUTION OPTION

See Prospectus for details. If box is not checked, all distributions will be reinvested. (Check only one box)

/ /   All dividends and capital gains reinvested

/ /   Income dividends in cash, capital gains reinvested

/ /   All dividends and capital gains paid in cash

/ /   Income dividends reinvested, capital gains in cash

6.  SHAREHOLDER PRIVILEGES

TELEPHONE EXCHANGE You may use the telephone to make exchanges among any series in the Trust with the same registration. Unless the box below is checked, the telephone service WILL be established. In the event of a fraudulent telephone redemption, the investor will bear the risk of loss. See Prospectus. (Exchanges are processed only in the same class of shares). The minimum exchange is $1,000 if establishing a new account.

/ /   I do NOT want to make exchanges by telephone.
SYSTEMATIC EXCHANGES You can automatically exchange $100 or more on the same day each month or quarter from one fund account to any other fund accounts on or about the 15th of the month.

/ /   I/We authorize Zweig Series Trust to exchange $
                                                      --------------------------

   from                                to
        ------------------------------    ------------------------------
                 Fund Name                           Fund Name

   / / Class A     / / Class B     / / Class C

   beginning with the month of
                               -----------------------------------
   on a   / / monthly   / / quarterly basis.

TELEPHONE/EXPEDITED REDEMPTION You may redeem shares by telephone. Proceeds will be sent by check to the address of record. If the redemption is by wire ($1,000 minimum for wire redemption), please provide us with bank account information below or attach a voided check to establish this service. Unless the box is checked the telephone service WILL be established.

[ ] I do NOT want to redeem my shares by telephone or wire.


WIRE INSTRUCTIONS:

-----------------------------------------------------
              Name of Bank

             -------------------------------------------------------------------
              ABA Number (Federal Routing Number)

             -------------------------------------------------------------------
              Bank Account Number

             -------------------------------------------------------------------
              Name(s) on Bank Account

In the event of a fraudulent telephone redemption, the investor will bear the risk of loss, since the Trust and its agents disclaim liability for acting upon telephone instructions reasonably believed to be authentic. Reasonable procedures are employed to confirm that instructions given by telephone are genuine, such as requiring a form of personal identification from the caller, providing written confirmation of these transactions and recording telephone instructions.

SYSTEMATIC CASH WITHDRAWAL PROGRAM You may receive a check monthly or quarterly (minimum $25). There must be a minimum of $5,000 in the selected Series to initiate this plan. Under this plan dividends and distributions must be reinvested regardless of the option chosen in Section 5, and all shares must be on deposit with State Street Bank and Trust Company, not in certificate form. (Shares redeemed may be subject to a CDSC.) The amount you state will be redeemed or exchanged on or about the 20th of the month.

[ ] I/We authorize Zweig Series Trust to withdraw                              $
------------

  from
  --------------------------------                    [ ] Class A    [ ] Class B
                 Fund Name                       [ ] Class C

    beginning with the month of
  -----------------------------------
  on a  [ ] monthly   [ ] quarterly basis.


  Please complete "Bank Information" below if you wish to have your withdrawal wired to your bank.


  If you wish to have your check mailed to an address other than the address named in Section 2, complete the next section and sign where indicated.

  ------------------------------------------------------------------
  Name (first, middle, last)

  ------------------------------------------------------------------
  Address

  ------------------------------------------------------------------
  City                                         State              Zip Code


  ------------------------------------------------------------------
  Signature                              Signature


AUTOMATIC INVESTMENT PLAN You can automatically move $100 or more (no minimum for IRA and other plans as described in Section 3) from your bank account [
] Savings [ ] Checking into any of your fund accounts on any day of the month. Please attach a voided check or deposit slip from your bank account. If your investment is by wire please provide bank information below.
[ ] I authorize Zweig to make regular investments of   $
------------
    into my account in
  -----------------------------------------------
                                         Fund Name
  [ ] Class A    [ ] Class B    [ ] Class C

    beginning with the month of
  ------------------------------------
  on the
  -------------- day (choose any day from the 1st to the 31st) of each  [
    ] month  [ ] quarter


BANK INFORMATION:


Note: Your bank must be a member of the Automated Clearing House (ACH). Please call your bank if you are unsure.

-------------------------------------------------------------------
Name of Bank

-------------------------------------------------------------------
ACH Routing Number*

*this nine-digit number used to identify your bank to the ACH can be found in the lower left-hand corner of your bank check. If your account is with a savings bank or credit union, you must contact the institution to obtain its ACH routing number.

-------------------------------------------------------------------
Name(s) on Bank Account

-------------------------------------------------------------------
Bank Account Number
Check one:

[ ] Checking Account (You must attach a voided check for the above referenced account.)


[ ] Savings Account (Please obtain proper ACH routing information from your bank.)
Passbook savings and money market mutual fund accounts are NOT eligible.

ACTIVATION OF AUTOMATIC INVESTMENT PLAN The Zweig Automatic Investment Plan normally becomes active 15 business days after we receive your application. Your investment may be credited for purchase in Zweig Mutual Funds up to three business days after the date you selected on the application. Establishment of the Automatic Investment Plan may be delayed if proper information is not provided.

ZWEIG SAVINGS PLAN The Trust will send you an invoice each month or quarter in order to make regular investments into the Trust. The minimum amount is $100 ($25 for retirement plans). You are under no obligation to make these payments.

[ ] YES, I want to join the Savings Plan and make regular
  investments of $
  ------------ into my account.
  Please send me an invoice each  [ ] month   [ ] quarter.

7.  LETTER OF INTENTION
You may qualify for a reduced sales charge by electing this item. I agree to the Letter of Intention provisions outlined in the prospectus, and intend to invest over a 13-month period beginning
------------- , 19
---- (purchase date not more than 90 days prior to this Letter):

  [ ] $50,000  [ ] $100,000  [ ] $250,000  [ ] $500,000  [ ] $1,000,000

8.  DEALERS AND ADVISERS ONLY
If certification below is executed, duplicate statements will be sent to the address indicated below. Please be sure to enter the correct Financial Professional Number and Branch Number.

-------------------------------------------------------------------
Financial Professional's Name                    Financial Professional's Number

-------------------------------------------------------------------
Dealer/Adviser's Name                                           Telephone

-------------------------------------------------------------------
Dealer/Adviser's Address                                        Branch Number

9.  YOUR ACCEPTANCE
ALL REGISTRANTS MUST SIGN. UNTIL A PROPERLY COMPLETED SIGNED APPLICATION HAS BEEN RECEIVED BY STATE STREET BANK AND TRUST COMPANY, NO REDEMPTIONS OR EXCHANGES FROM THE ACCOUNT WILL BE PROCESSED.
  I (we) have full right, authority, and legal capacity and am (are) of legal age in state of residence to purchase shares of the designated Series. I (we) affirm that I (we) have received the current prospectus of the designated Series and agree to its terms.
  I (we) agree that State Street Bank and Trust Company, Zweig Series Trust, Zweig Securities Corp., or their officers or employees, will not be liable for any loss, expense or cost for acting upon any instructions or inquiries believed to be genuine.
  I (we) acknowledge that unless I (we) have elected not to have telephone privileges in Section 6 above, the account will be subject to the telephone exchange and redemption privileges described in the current prospectus and agree that the Trust, the Distributor and Transfer Agent will not be liable for any loss in acting on written or telephone instructions reasonably believed by them to be authentic.
  Under penalties of perjury, each undersigned certifies that the social security or taxpayer identification number given above is correct and that I
(we) am (are) not subject to backup withholding because I (we) have not been notified that I (we) am (are) subject to backup withholding or that the IRS has notified me (us) that I (we) am (are) no longer subject. Sign below exactly as the account is to be registered (corporations, etc., indicate titles):

-------------------------------------------------------------------
Individual or Custodian Name                                          Date
-------------------------------------------------------------------
Joint Registrant, if any
-------------------------------------------------------------------
Officer, Partner, Trustee, etc.                   Date               Title

-------------------------------------------------------------------
Officer, Partner, Trustee, etc.                   Date               Title

IMPORTANT:

No investment can be redeemed from an account within 15 days following purchase if an investor purchases shares with a check which has not cleared. This limitation does not apply to investments made by wire transfer. The Internal Revenue Service requires that all taxpayers provide their Taxpayer Identification Number (Social Security Number) in the space provided in Section 1 of the Application and certify to its correctness. Failure by non-exempt taxpayers to furnish State Street Bank with their correct Taxpayer Identification Number WILL result in withholding 31% of all taxable dividends paid to the account and/or withholding on certain other payments to the account (this is referred to as "backup withholding").
CONFIRMATION OF ACCOUNT ESTABLISHMENT--Within a few days after the Application is received by State Street Bank and Trust Company, a confirmation statement(s) showing the account number(s), amount received, shares purchased and price paid per share should be received by the registered shareholder for each Series selected.
SUBSEQUENT PAYMENTS--A new application need not be submitted with additional payments to an existing account if a current Application is on file with State Street Bank and Trust Company. Subsequent purchases should be identified by account number and account registration. This can be accomplished by using the payment stub attached to the statement which you will receive shortly after making an investment.

FOR APPLICATION ASSISTANCE OR RETIREMENT PLAN INFORMATION CALL 1-800-272-2700.

                               ZWEIG SERIES TRUST
                    5 Hanover Square, New York, N.Y.  10004


STATEMENT OF ADDITIONAL INFORMATION


           ZWEIG SERIES TRUST (the "Trust" ), a Delaware business trust, is a professionally managed, open-end, diversified, investment company which offers investors the opportunity to invest in six Series. Each Series has distinct investment objectives and policies, and a shareholder's interest is limited to the Series and to the Class in which he or she owns shares. The six Series are: Zweig Strategy Fund; Zweig Appreciation Fund; Zweig Growth & Income Fund, Zweig Managed Assets; Zweig Government Fund; and Zweig Cash Fund (each a "Series").


           The Trust has a distribution system that allows each Series to offer investors the option of purchasing shares either subject to a front-end sales charge coupled with a Rule 12b-1 Distribution Plan and service fee (except that Zweig Cash Fund is offered without a sales charge) ( "Class A Shares" ); subject to a declining contingent deferred sales charge ( "CDSC" ), a Rule 12b-1 Distribution Plan and a service fee ( "Class B Shares" ); or subject to a one year CDSC, a Rule 12b-1 Distribution Plan and a service fee ( "Class C Shares" ). In addition, Class I Shares, which are not subject to a front-end sales charge, CDSC, Rule 12b-1 Distribution Plan or service fee, are currently available for purchase only from Zweig Securities Corp. to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates and certain institutional investors.Zweig Cash Fund also issues a fifth class of shares (Class M Shares), which is described in a separate Statement of Additional Information. The Trust's distribution system is described more fully in the Prospectus under the headings "Choosing Among Classes When Purchasing Shares", "How to Invest in the Zweig Mutual Funds" and "How to Redeem Your Shares".

           The Trust is designed for long-term investors, including those who wish to use shares of one or more Series as a funding vehicle for tax-deferred retirement plans (including tax-qualified retirement plans and Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time.

           Zweig/Glaser Advisers (the "Manager" ), manages the investments of each Series and Zweig Securities Corp. (the "Distributor" ), an affiliate of the Manager, is the principal distributor of the Trust's shares.

           This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Trust (the "Prospectus" ), dated November 1, 1996, which can be obtained without cost by contacting your financial consultant or by calling or writing the Trust at the telephone number and address printed on this cover page. This Statement of Additional Information is intended to provide you with further information about the Trust.


                               Zweig Series Trust
                           (Toll Free 1-800-272-2700)


                                November 1, 1996

  TABLE OF CONTENTS                                                                                                     Page
  INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  INVESTMENT RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
  PURCHASE AND REDEMPTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  REINSTATEMENT PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  EXCHANGE PRIVILEGE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  INVOLUNTARY REDEMPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  NET ASSET VALUE AND TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  TRUSTEES AND OFFICERS OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  INVESTMENT MANAGEMENT AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
        Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
        Distributor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
        Distribution Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
        Custodian, Fund Accounting Agent, Transfer Agent and Dividend Paying Agent . . . . . . . . . . . . . . . . . . .    20
        Independent Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
        Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
   PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
   YIELD AND PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   APPENDIX I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

INVESTMENT OBJECTIVES AND POLICIES

           The Trust's investment objectives and policies and permitted investments are described briefly in the Prospectus under the headings "Investment Objectives of the Zweig Mutual Funds", "Portfolio Securities", "Stock Selection and Bond Duration" and "Risk Factors and Managing Exposure to Market Risk". There can be no assurance that a Series' investment objectives will be achieved. Set forth below is additional information with respect to the investment objectives and policies of certain Series and a description of certain financial instruments and techniques utilized by certain Series.

Repurchase Agreements (All Series)

           Repurchase agreements involve purchases of securities by a Series. In such a transaction, at the time the Series purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Series during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Series to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities.
The risk to the Series is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Series is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Series could incur a loss of both principal and interest. The manager monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Series. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Series to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Options (All Series except Zweig Cash Fund)

           When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by Series expires, or a Series enters into a closing purchase transaction, such Series will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

           The premium paid by a Series for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by a Series equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

           An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If a Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

           Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC" ) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

           In addition, there is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

           The amount of the premiums which a Series may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

           In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

Futures Contracts (All Series except Zweig Cash Fund)

           Upon entering into a futures contract, a Series will initially be required to deposit with the custodian an amount of initial margin of cash or U.S. Treasury bills equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Series is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Series' commitments with respect to such futures contracts.

           Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the Series has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Series will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Series has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Series would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Series may elect to close the position by taking an opposite position which will operate to terminate the Series' position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Series, and the Series realizes a loss or a gain.

           While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Series entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Series immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sales price, the Series pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Series entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Series realizes a gain, and if the purchase price exceeds the offsetting price, the Series realizes a loss.

           There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities or currency being hedged.

           If the price of the futures contracts moves less than the price of the securities or currency hedged, the hedge will not be fully effective, but, if the price of the securities or currency being hedged has moved in an unfavorable direction, the Series would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security or currency, the Series will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities or currency which is the subject of the hedge.

           To compensate for the imperfect correlation of such movements in price, the Series may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities or currency being hedged if the historical volatility of the prices of such securities or currency has been greater than the historical volatility of the futures contracts. Conversely, the Series may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currency being hedged is less than the historical volatility of the futures contracts.

           It is also possible that, where a Series has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Series' portfolio may decline. If this occurred, the Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

           Where futures are purchased to hedge against a possible increase in the cost of securities before a Series is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Series then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Series will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

           Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

           Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Manager may still not result in a successful hedging transaction over a very short period of time.

           The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

           Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

           Successful use of futures contracts by the Trust is also subject to the Manager's ability to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio and prices of such securities increase instead, the Series will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Series has insufficient cash, it may have to sell securities to meet maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Series may have to sell securities at a time when it may be disadvantageous to do so.

Investment Companies (All Series except Zweig Cash Fund)

           Investments by the Trust in investment companies will be effected by independent investment managers, and the Trust will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which a Series may invest could also incur more risks than would be the case for direct investments. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which a Series of the Trust invests may or may not have the same fundamental investment limitations as those of the Series itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

           By investing in investment companies indirectly through the Trust, a shareholder of the investing Series will bear not only a proportionate share of the expenses of that Series (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Series invests. A shareholder may also indirectly bear expenses paid by investment companies in which the Series invest related to the distribution of such investment companies' shares. Some of the open-end investment companies in which the Series may invest may limit the ability of shareholders (including a Series of the Trust) to redeem their shares.

           Zweig Cash Fund may not invest in securities of investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. The other Zweig Mutual Funds may not invest in investment companies except by purchase in the open market involving only customary brokers' commissions, in connection with a merger, consolidation, reorganization, or acquisition of assets, or as otherwise permitted by applicable law. Current law prohibits any Series from (i) owning more than 3% of the voting securities of any one investment company; (ii) investing more than 5% of its assets in the securities of any one investment company; or (iii) investing more than 10% of its assets in securities issued by investment companies. Any Series is also prohibited from owning more than 10% of the voting securities of a registered closed-end investment company. If the investment securities of another investment company were the only investment securities held by a Series, these restrictions would not apply to that Series. All Series may also invest in other investment companies to facilitate the implementation of a master-feeder structure.

Zweig Government Fund

           Zweig Government Fund seeks a high total return from current income and capital appreciation consistent with preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates, and repurchase agreements collateralized by such securities.

           It is the Series' policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Manager believes that adoption of a temporary defensive position is desirable. For temporary defensive purposes, the Series may hold cash or invest in money market instruments without limit.

           The Series may write covered call options and secured put options, and purchase put options on U.S. Government securities which are traded on an exchange or over-the-counter. The Series also may purchase and sell interest rate futures contracts and purchase and write put and call options on such futures contracts as a means of hedging against changes in interest rates.

Options on Government Securities

                  (i) On Treasury Bonds and Notes. Because the trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce new expirations with respect to such options to replace expiring options on particular issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run, with the possible addition of a limited number of new expirations, as the original expirations expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available on the exchange for every issue on which options are traded.

                  (ii) On Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Series holds a long position in Treasury bills with a principal amount corresponding to the contract size of the option, it may be hedged from a risk standpoint. In addition, the Series will maintain Treasury bills, maturing no later than those which would be deliverable in the event of exercise of a call option it has written, in a segregated account with its custodian so that it will be treated as being covered for margin purposes.

                  (iii) On GNMA Certificates. Options on GNMA certificates are not currently traded on any national securities exchange, although the Securities and Exchange Commission (the "Commission" ) has approved such options for trading on the Chicago Board Options Exchange. Since the remaining principal balance of GNMA certificates declines each month as mortgage payments are made, the Series as a writer of a GNMA call may find that the GNMA certificates it holds no longer have a sufficient remaining principal balance to satisfy its delivery obligation in the event of exercise of the call option it has written. Should this occur, additional GNMA certificates from the same pool (if obtainable), or replacement GNMA certificates, will have to be purchased in the cash market to meet delivery obligations. The Series will either replace GNMA certificates representing cover for call options it has written, or maintain in a segregated account with its custodian cash or U.S. Government securities or other appropriate high grade debt obligations having an aggregate value equal to the market value of the GNMA certificates underlying the call options it has written.

           The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

           Options are traded on exchanges on only a limited number of U.S. Government securities and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by the Manager may be deemed to constitute a group for these purposes. In light of these limits, the Trust's Board of Trustees (the "Board of Trustees" or the "Board" ) may determine at any time to restrict or terminate the public offering of the Series' shares (including through exchanges from the other Series).

           Exchange markets in options on U.S. Government securities are a relatively new and untested concept and it is impossible to predict the amount of trading interest that may exist in such options. There can be no assurance that viable exchange markets will develop or continue.

Futures Contracts on Government Securities

           Currently futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade, and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

Options on Futures Contracts

           Currently, options can be purchased or sold with respect to futures contracts on U.S. Treasury bonds on the Chicago Board of Trade.

           The Series is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above, and, in addition, net option premiums are included as initial margin deposits. As with options on debt securities, the writer of an option on a futures contract may terminate his position by selling or purchasing an option of the same series. The ability to establish and close out positions on such options is subject to the existence of a liquid secondary market. The Series will not purchase options on futures contracts on any exchange unless and until, in the Manager's opinion, the market for such options is sufficiently liquid that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts.

           Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to the Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

           In purchasing and selling futures contracts and in purchasing options on futures contracts, the Series will comply with rules and interpretations of the Commodity Futures Trading Commission ( "CFTC" ) under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Series from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Series will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Series not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Series' total assets. There is no other limitation on the percentage of the Series' assets that may be invested in futures and related options. The Internal Revenue Code's requirements for qualification as a regulated investment company may limit the extent to which the Series can engage in futures transactions.

Zweig Cash Fund

           Zweig Cash Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Government National Mortgage Association, Tennessee Valley Authority, Bank for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Export-Import Bank of the U.S., Federal Housing Administration ( "FHA" ), Federal Home Loan Mortgage Corporation, U.S. Postal Service, Federal Financial Bank, Federal National Mortgage Association and Student Loan Marketing Association. Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Series will not invest in obligations of the International Bank for Reconstruction and Development (the "World Bank" ), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.



INVESTMENT RESTRICTIONS

           The investment restrictions set forth below are fundamental policies of each Series (other than Zweig Cash Fund, the investment restrictions of which are set forth separately below), which cannot be changed with respect to a Series without the approval of the holders of a majority of the outstanding voting securities of that Series as defined in the Investment Company Act of 1940, as amended (the "1940 Act" ) as the lesser of: (1) 67% or more of a Series' voting securities present at a meeting of shareholders, if the holders of more than 50% of a Series' outstanding voting securities are present in person or by proxy, or (2) more than 50% of a Series' outstanding voting securities. However, these policies may be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for any or all of the Series (i.e., a structure under which a particular Series acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies). Unless otherwise indicated, all percentage limitations apply to each Series on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, except as stated above with respect to a master-feeder structure, no Series may:

           1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would be 25% or more of the value of the total assets of the Series (there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities or with respect to investments in other investment companies complying with such policy);

           2. With respect to 75% of a Series' assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Series would be invested in such issuer or
(ii) the Series would own more than 10% of the outstanding voting securities of such issuer (such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy);

           3. Invest in real estate or real estate mortgage loans, interests in oil, gas and/or mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies, that invest in real estate or interests therein, including real estate investment trusts;

           4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Series), or the entry into repurchase agreements;

           5. Issue "senior securities," except as permitted under the Investment Company Act of 1940;

           6. Act as an underwriter, except that a Series may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act" ), in a registration under such Act necessary to resell certain restricted securities;

           7. Invest in commodities or commodity contracts, except as described in the Prospectus or purchase or sell physical commodities unless acquired as a result of ownership of securities, provided that this limitation shall not prevent a Series from purchasing and selling options and futures contracts; and


           8. Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, and Zweig Government Fund may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Series' total assets, the Series will make no further investments until such borrowing is repaid. It is the current intention of the Series not to borrow money in excess of 5% of their assets. Each such Series may pledge up to 10% of its total assets as security for such borrowing. For purposes of these restrictions, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of such Series' assets. Zweig Managed Assets may not borrow money, unless from a bank, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the value of the total assets of Zweig Managed Assets less liabilities (other than borrowings). Any borrowings that come to exceed 1/3 of the value of Zweig Managed Assets' total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 1/3 limitations. Zweig Managed Assets does not intend to purchase any security while borrowings representing more than 5% of its total assets are outstanding. This 5% limitation is not a fundamental policy of Zweig Managed Assets.


Non-Fundamental Restrictions

           The investment restrictions set forth below are other investment policies of each Series (except Zweig Cash Fund) that are non-fundamental that can be changed by the Board of Trustees without a shareholder vote. Pursuant to such restrictions and policies, no Series may:

           9. Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of the Series' total assets. The Series may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. The Series will borrow money only to accommodate requests for the redemption of shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. The Series currently does not intend to borrow money to an extent exceeding 5% of its total assets.

           10. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions,
(ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law;

           11. Make investments in securities for the purpose of exercising control over or management of the issuer;

           12. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders of two or more Series, or one or more Series and of other accounts under the investment management of the Manager or its affiliates, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account);

           13. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts;

           14. Invest in securities of an issuer which, together with any predecessor, has been in continuous operation for less than three years if, as a result, more than 5% of the total assets of the Series would then be invested in such securities;

           15. Sell securities short, except as described in the Prospectus and in accordance with the following:

           When a Series makes a short sale, the proceeds it receives will be retained by the broker until the Series replaces the borrowed security. The Series may, but will not necessarily, receive interest on such proceeds. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must pay to the broker any dividends or interest payable on the security until the Series replaces the security;


           A Series' obligation to replace the security borrowed in connection with a short sale will be secured by the proceeds for the short sale retained by the broker. In addition, a Series will be required to deposit cash, or liquid securities as collateral in a segregated account with a custodian in an amount such that the value of the proceeds and the collateral deposit is at all times equal to at least 100% of the current market value of the securities sold short. The Series will receive the interest and/or dividends accruing on any liquid securities held as collateral in the segregated account with the custodian. The proceeds and the collateral deposit do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the proceeds and collateral deposit.


           If the price of the security sold short increases between the time of the short sale and the time the Series replaces the borrowed security, the Series will incur a loss, and if the price declines during this period, the Series will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Series may have to pay in connection with such short sale;

           16. Purchase the securities of an issuer if, to the Manager's knowledge, one or more of the trustees or officers of the Trust or the officers of the Manager individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together such trustees and officers owning more than 1/2 of 1% own beneficially more than 5% of such securities;

           17. Purchase securities which are not readily marketable, such as certain securities which are subject to legal or contractual restrictions on resale or securities which are otherwise illiquid including non-marketable securities and repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Series' net assets would consist of such securities;

           18. Invest more than 5% of its net assets in warrants valued at the lower of cost or market (other than those that have been acquired in units or attached to other securities). Included within that amount, no more than 2% of a Series' net assets may be invested in warrants not traded on the NYSE or American Stock Exchange. Zweig Government Fund and Zweig Cash Fund may not invest in warrants; and

           19. A Series may lend its portfolio securities to a limited extent. Such loans entitle the Series to cash collateral, and the extra cash thus obtained may be invested in short-term, interest-bearing securities. The Series may make such loans only to brokers or dealers who are members of the New York Stock Exchange ( NYSE ), or who have net capital, under the rules and regulations applicable to such broker or dealer, of at least $10,000,000. Such loans will not be made against less than 100% cash collateral, and the borrower will be required to maintain the collateral at 100% of the market value (marked-to-market daily) of the securities on loan. Loans will be made only if: (1) the Series retains the right to obtain any dividend, interest or other distribution benefits on the securities and any increase in their market value; and (2) the Series is able to terminate the loan at any time (such right of termination will be exercised, among other things, to obtain the return of the securities on loan for the purpose of voting on any matters considered material by the Series' management). It is the current intention of each Series not to engage in such activities to an extent in excess of 5% of the value of the Series' total assets.

Restrictions Applicable to Zweig Cash Fund

           Zweig Cash Fund concentrates its investments in U.S. Government securities and issues of U.S. Government agencies and instrumentalities as set forth in its investment objective and has adopted certain restrictions and fundamental policies which cannot be changed without approval by the holders of a majority of the outstanding voting securities of Zweig Cash Fund as defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (2) more than 50% of the Fund's voting securities. However, these policies may also be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for Zweig Cash Fund. Pursuant to such restrictions and policies, except as stated above with respect to a master-feeder structure, Zweig Cash Fund may not:

   - Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures;

   - Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. Zweig Cash Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. Zweig Cash Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. Zweig Cash Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets. Zweig Cash Fund may not issue any securities which would be deemed to be senior securities in contravention of the 1940 Act;

  - With respect to 75% of the value of the Zweig Cash Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities;

  - Sell securities short;

  - Write or purchase put or call options;

  - Underwrite the securities of other issuers;

  - Purchase or sell real estate, real estate investment trust securities, commodities or oil and gas interests;

  - Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "Risk Factors and Managing Exposure to Market Risk" and in this Statement of Additional Information under the headings "Investment Objectives and Policies" and "Investment Restrictions" shall not be viewed as loans for this purpose;

  - Invest more than an aggregate of 10% of Zweig Cash Fund's net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities);

  - Invest in companies for the purpose of exercising control; or

  - Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

           The foregoing percentage restrictions apply at the time an investment is made; a later increase or decrease in percentage may result from changes in values or Zweig Cash Fund's net assets but will not be deemed to result in an investment which is contrary to these restrictions.

PURCHASE AND REDEMPTION OF SHARES

           Reference is made to the materials in the Prospectus under the headings "Choosing Among Classes When Purchasing Shares", "How to Invest in the Zweig Mutual Funds" and "How to Redeem Your Shares", which describe the methods of purchase and redemption of Trust shares.

           No stock certificates will be issued unless specifically requested in writing by an investor. Instead, an account will be established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, will be registered on the books of the Trust and credited to such account.

           If the Board of Trustees should determine that it is advisable in the interest of the remaining shareholders of a Series or Class to make payment wholly or partly in cash, the Series may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of a Series, in lieu of cash, in conformity with the applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Where the Trust makes a redemption in kind, such redemption will be made in readily marketable securities whose value is easily ascertainable. The method of valuing portfolio securities for this purpose is as described under Net Asset Value and Taxes. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.



REINSTATEMENT PRIVILEGE

           Reinvestment of redemption proceeds under the reinstatement privilege described in the prospectus will be made at the net asset value next determined after receipt of the reinstatement order.

           If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.

           For purposes of determining the amount of CDSC payable on any subsequent redemptions, the purchase payment made through exercise of the reinvestment privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinvestment was effected).

EXCHANGE PRIVILEGE

           Participating securities dealers who have signed a Selling Agreement with the Distributor may exchange their clients' shares by telephone.

           The minimum value of any class of shares that may be exchanged into a Series in which shares are not already held is $1,000 and no exchange out of a Series (other than by a complete exchange of all the shares of that Series) may be made if it would reduce the shareholder's interest in that Series to less than $1,000.

           The Trust reserves the right at any time to modify or terminate the exchange privilege with respect to one or more Series or classes of shares, if the Board of Trustees determines that continuing the privilege may be detrimental to shareholders.

INVOLUNTARY REDEMPTIONS

           As with voluntary redemptions, an involuntary redemption may result in the payment of a tax by the shareholder. (See "Distributions and Taxes" in the Prospectus.)

RETIREMENT PLANS

           Shares may be purchased in connection with all types of tax-deferred retirement plans. Shares of one or more Series may be purchased in a single application establishing a single plan account.

           The minimum initial investment in connection with tax-deferred retirement plans is $250 and the minimum may be waived on payments made directly to the Transfer Agent. There is no minimum for additional purchase payments for tax-deferred retirement plans.

NET ASSET VALUE AND TAXES

           For all Series except Zweig Cash Fund, the net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

           Shares are entitled to dividends as declared by the Board and, on liquidation of a Series, are entitled to receive their share of the net assets of the Series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

           Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service when such prices are available. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). Zweig Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Investment Company Act of 1940.

           Zweig Cash Fund. The net asset value per share of each class of shares is determined at 2:00 p.m. New York time and as of the close of regular trading on the NYSE, on each day the NYSE is open. The Board of Trustees of the Trust (the Board or Board of Trustees ) has determined that it is in the best interests of Zweig Cash Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that Zweig Cash Fund's instruments are valued at their fair value as determined by the Board in good faith.

           The Board has determined that Zweig Cash Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Series' shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share of the Series for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.

   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, Zweig Cash Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires Zweig Cash Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.

           It is the normal practice of Zweig Cash Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of Zweig Cash Fund (computed by dividing the annualized daily income on the Series' portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. Zweig Cash Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Manager believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, Zweig Cash Fund may realize a gain or loss.

Tax Status

           Each Series of the Trust will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the Code ) (except for purposes of the definitional requirements for regulated investment companies under Code Section 851(a)). By paying dividends representing its investment company taxable income within the time periods specified in the Code and by meeting certain other requirements, each Series intends to qualify as a regulated investment company under the Code. Since each Series will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Series were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

Taxation of Shareholders

           Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from net capital gains that are properly designated as capital gains dividends are taxable to shareholders as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held.

           Dividends from Zweig Cash Fund and the Zweig Government Fund are not expected to qualify for the 70% dividends received deduction available to corporate shareholders. Distributions by other Series out of their dividend income from domestic corporations may qualify in whole or in part for the deduction if the distributing Series does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds his Trust shares in the distributing Series for at least 46 days. For this purpose, the distributing Series holding period in such stock may be reduced for periods during which the Series reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

           Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged.
If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

           Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Series, as well as on the proceeds of redemptions of Series other than Zweig Cash Fund, if the affected Series is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies such Series that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

Tax Treatment of Certain Transactions

           In general, and as explained more fully below, if the Trust enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Series will be as follows: Gain or loss from a closing transaction with respect to options written by a Series, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Series purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. The capital gain or loss will be long- or short-term depending on whether or not the affected option has been held for more than one year. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

           Any regulated futures contract or listed non-equity option held by a Series at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Series' obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Series may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

           The Trust may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Series' ability to distribute adequate income to qualify as a regulated investment company.

           Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

           In addition to the Federal income tax consequences described above relating to an investment in the Trust, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.

TRUSTEES AND OFFICERS OF THE TRUST

           The trustees and officers of the Trust and their business affiliations for the past five years are as follows:


Name, Address and Age       Position With the Trust  Principal Occupation During Past 5 Years
-----------------------     -----------------------  ----------------------------------------
 CLAIRE B. BENENSON        Trustee                  Consultant on Financial Conferences and Director of The Burnham
 870 U.N. Plaza                                     Fund Inc. Former Director of Financial Conferences and
 New York, NY 10017                                 Chairman, Department of Business and Financial Affairs, The New
 (77)                                               School for Social Research, Former President of the Money
                                                    Marketeers of New York University, Trustee of Simms Global Fund
                                                    and  Director of  Zweig Cash Fund Inc.


 RICHARD E. DEEMS          Trustee                  Director and Member of the Executive and Finance Committees and
 959 Eighth Avenue                                  Chairman of the Audit Committee of The Hearst Corp.; Publishing
 New York, NY 10019                                 Consultant to the Hearst Magazines Division of The Hearst
 (83)                                               Corp.; Director of The Burnham Fund Inc. and  Former Director
                                                    of Zweig Cash Fund Inc.


 S. LELAND DILL            Trustee                  Retired; Director of Coutts & Co. Trust Holdings Limited,
 5070 North Ocean Dr.                               Coutts & Co. Group, Coutts & Co. (USA) (private banking),
 Singer Island, FL 33404                            Trustee of BT Portfolios and BT Investment Funds.  Former
 (66)                                               partner of Peat Marwick Mitchell & Co., and Director of  Zweig
                                                    Cash Fund Inc. and Vintners International Company,
                                                    Inc.(winery).

 EUGENE J. GLASER*         Chairman,                President of the Manager and President and Director of the
 5 Hanover Square          Chief Executive          Distributor; Director of The Zweig Fund, Inc.  Former Director
 New York, NY 10004        Officer and Trustee      of  Zweig Cash Fund Inc.
 (56)

 DONALD B. ROMANS          Trustee                  President of Romans & Company (private investors and financial
 233 East Wacker Dr.                                consultants); Director of the Burnham Fund Inc.  Former
 Chicago, IL 60601                                  Consultant to and Executive Vice President and Chief Financial
 (65)                                               Officer of Bally Manufacturing Corporation, and Director of
                                                    Zweig Cash Fund Inc.


 MARTIN E. ZWEIG           President                Chairman of the Manager; Chairman of the Board and President of
 900 Third Avenue                                   The Zweig Total Return Fund, Inc. and The Zweig Fund, Inc.;
 New York, NY 10022                                 President and Director of Zweig Total Return Advisors, Inc.,
 (54)                                               Zweig Advisors Inc., Zweig-DiMenna International Managers,
                                                    Inc., and Zweig Securities Advisory Service, Inc.; Co-Chairman
                                                    of Research of Avatar Investors Associates Corp.(until December
                                                    31, 1996); Managing Director of the Managing General Partner of
                                                    Zweig-DiMenna Partners, L.P. and Zweig-DiMenna Special
                                                    Opportunities, L.P.; President and Director of Gotham Advisors,
                                                    Inc.and Euclid Advisors, Inc.; Member of the Undergraduate
                                                    Executive Board of the Wharton School, University of
                                                    Pennsylvania.  Former President of  Zweig Cash Fund Inc.;
                                                    General Partner of Zweig Katzen Investors, L.P.;  and Director
                                                    of Zweig/Avatar Capital Management, Inc.


 Name, Address and Age     Position With the Trust     Principal Occupation During Past 5 Years
 ---------------------     -----------------------     ----------------------------------------
 DAVID KATZEN              Senior Vice President     Senior Vice President of the Manager; Vice President of Zweig
 900 Third Avenue                                    Advisors Inc.; Executive Vice President of Euclid Advisors,
 New York, NY 10022                                  Inc.; Director of Quantitative Research at Avatar Investors
 (39)                                                Associates Corp.  Former Vice President of The Zweig Fund, Inc.
                                                     and ZZK Management, Inc.; Director of Equity Research for Zweig
                                                     Total Return Advisors, Inc.; and Research Director of Zweig
                                                     Advisors Inc.


 BARRY MANDINACH           First Vice President      Executive Vice President of the Distributor and Senior Vice
 5 Hanover Square                                    President of the Manager.
 New York, NY 10004
 (40)

 CARLTON NEEL              First Vice President      First Vice President of the Manager.  Former Vice President of
 900 Third Avenue                                    J.P. Morgan & Co., Inc.
 New York, NY 10022
 (28)

 ALFRED J. RATCLIFFE       First Vice President,     First Vice President of the Manager. Former  Vice President of
 5 Hanover Square          Treasurer, Principal      The Bank of New York.
 New York, NY  10004       Accounting Officer
 (49)                      and Assistant Secretary


 CHARLES I. LEONE          First Vice President      Chief Financial Officer and First Vice President of the Manager
 5 Hanover Square          and Assistant Secretary   and the Distributor.  Former Assistant Treasurer of Zweig Cash
 New York, NY 10004                                  Fund Inc.
 (35)

 ANNEMARIE GILLY           Vice President            First Vice President of the Manager and the Distributor.  Former
 5 Hanover Square                                    Vice President of Concord Financial Group and Executive Vice
 New York, NY 10004                                  President and Chief Operating Officer of The Gabelli Equity
 (45)


 JEFFREY LAZAR             Vice President            Vice President and Treasurer  of The Zweig Fund, Inc. and The
 900 Third Avenue                                    Zweig Total Return Fund, Inc.; Vice President, Treasurer and
 New York, NY 10022                                  Secretary of Zweig Advisors Inc. and Zweig Total Return
 (37)                                                Advisors, Inc.

 BETH ABRAHAM              Assistant Vice            Assistant Vice President of the Manager. Former self-employed
 900 Third Avenue          President                 consultant to the mutual fund industry and Senior Compliance
 New York, NY 10022                                  Examiner in the New York Regional Office of the U.S. Securities
 (40)

 TOM DISBROW               Assistant Vice            Assistant Vice President of the Manager
 5 Hanover Square          President and
 New York, NY 10004        Assistant Treasurer
 (30)

 Name, Address and Age     Position With the Trust   Principal Occupation During Past 5 Years
 ---------------------     -----------------------   ----------------------------------------
 RHONDA LEE BERZNER        ASSISTANT VICE            SENIOR RESEARCH ANALYST FOR ZWEIG/GLASER ADVISERS
 900 Third Avenue          PRESIDENT
 New York, NY 10022
 (31)

 MARC BALTUCH              Secretary                 First Vice President of the Manager; First Vice President,
 900 Third Avenue                                    Director, Chief Compliance Officer and Secretary of the
 New York, NY 10022                                  Distributor.; Director and Vice President of Watermark
 (51)                                                Securities, Inc.; Assistant Secretary of Gotham Advisors, Inc.,
                                                     Zweig Total Return Advisors, Inc. and Zweig Advisors Inc. Former
                                                     Secretary of Zweig Cash Fund Inc.






* Designates a Trustee who is an interested person of the Trust within the meaning of the 1940 Act.




    Set forth below is a table showing the compensation of the Board of
Trustees:


                                      Aggregate Compensation from the   Total Compensation from the
 Name of Person, Position                          Trust                 Trust Paid to the Trustees
 ------------------------                          -----                 -------------------------
 Claire B. Benenson, Trustee                          $13,250                           $13,250

 Richard E. Deems, Trustee                             13,250                            13,250

 S. Leland Dill, Trustee                               13,250                            13,250

 Eugene J. Glaser, Chairman, Chief                          0                                 0
 Executive Officer and Trustee

 Donald B. Romans, Trustee                             13,250                            13,250



       Those trustees and officers of the Trust who are affiliated with the Distributor or the Manager are not separately compensated for their services as trustees or officers of the Trust in-person. The Trust currently pays each of its disinterested trustees a fee of $5,000 per year, plus $1,500 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings, all of which is prorated on the basis of the assets of each Series. In addition, each such trustee receives a fee of $1,000 per year from each Series. For the fiscal year ended December 31, 1995, the fees and expenses of disinterested trustees, as a group, were $59,397. As of October 8, 1996, except for Dr. Zweig and Eugene J. Glaser, the trustees and officers of the Trust, as a group, owned less than 1% of any Class of any Series of the Trust.


       Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


       As of October 8, 1996, to the Trust's knowledge, except for Dr. Martin
E. Zweig (900 Third Ave., New York, NY 19922) who owns 18.90% and Eugene J. Glaser (5 Hanover Square, New York, NY 10004) who owns 8.47% of Zweig Cash Fund Class M Shares; Ouzinkie Native Corp.( Box 89, Ouzinkie, AK 99644) who owns 7.22% of_Zweig Appreciation Fund Class B Shares; Roger Markle (1145 Dominguez St., Carson, CA 90746) who owns_5.39% and J. Conrad Pierce (429 Tuthill Lane, Mobile, AL 36608) who owns 5.16% of Zweig Cash Fund Class A Shares; Robert E. Swindoll (1449 Morson Rd., Jackson, MS 39209) who owns 71.02%, Thelma Kessie, (13061 Hartsook St., Sherman Oaks, CA 91423) who owns 11.32%, R.M. Tipton-White (45 Navigation Lane, Savannah, GA 31410) who owns 8.81% and Irene M. Manzi (73-60 196 St., Fresh Meadows, NY 11366) who owns 8.02% of Zweig Cash Fund Class B Shares; Estate of Edna Olin (1601 5th Ave., Suite 2100, Seattle, WA 98101) who owns_7.97% and Stanley E. Coleby ( 2432 Briar Creek Circle, Salt Lake City, UT 84117) who owns 7.95% of Zweig Cash Fund Class C Shares; and Alma Garville (38 Taylor Rd., Valhalla, NY 10595) who owns 18.92%, Mary G. DeHuszar (125-B West Oak, Chicago, IL 60610) who owns 9.49%, Frances C. Miller (310 Bethlehem Pike, Erdenheim, PA 19038) who owns 9.39% and Wiley Schatz (P.O. Box 3284, Palerm, AK 99645) who owns 7.58%_of Zweig Government Fund Class B Shares, no person is the beneficial owner of 5% or more of the outstanding shares of any Class of any Series of the Trust.



       In addition, as of October 8, 1996, to the Trust's knowledge, except for Merrill Lynch, Pierce, Fenner & Smith Inc. (4800 Deer Lake Dr. East, Jacksonville, FL 32246) who owns 9.65% of Zweig Appreciation Fund Class B Shares, 19.35% of Zweig Appreciation Fund Class C Shares, 22.75% of Zweig Government Fund Class B Shares, 23.30% of Zweig Government Fund Class C Shares, 10.39% of Zweig Managed Assets Class A Shares, 16.24% of Zweig Managed Assets Class B Shares, 23.19% of Zweig Managed Assets Class C Shares, 13.71% of Zweig Strategy Fund Class A Shares, 20.93% of Zweig Strategy Fund Class B Shares and 21.20% of Zweig Strategy Fund Class C Shares; Smith Barney Inc. (388 Greenwich St., New York, NY 10013) who owns 12.07% of Zweig Appreciation Fund Class A Shares, 5.23% of Zweig Appreciation Fund Class B Shares, 6.93% of Zweig Appreciation Fund Class C Shares, 15.79% of Zweig Cash Fund Class A Shares, 13.10% of Zweig Cash Fund Class C Shares, 24.77% of Zweig Government Fund Class A Shares, 9.06% of Zweig Government Fund Class C Shares, 7.76% of Zweig Managed Assets Class A Shares, 7.53% of Zweig Managed Assets Class B Shares, 5.95% of Zweig Managed Assets Class C Shares, 8.88% of Zweig Strategy Fund Class A Shares, 6.73% of Zweig Strategy Fund Class B Shares and 9.58% of Zweig Strategy
Fund Class C Shares;   and The Bank of New York (One Wall St., New York, NY
10005) who owns 40.40% of Zweig Cash Fund Class M Shares, no person is the record owner of 5% or more of the outstanding shares of any Class of any Series of the Trust.


INVESTMENT  MANAGEMENT AND  OTHER  SERVICES
MANAGER

       The Trust and the Manager entered into an amended management agreement, dated April 29, 1994, which the Board had previously approved on December 14, 1993 (the "Management Agreement" ), pursuant to which the Manager reviews the portfolio of securities and investments of each Series, and advises and assists each Series with respect to the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of each Series. The Manager also furnishes the Trust with certain administrative services, office space and equipment, and permits its officers and employees who may be elected trustees or officers of the Trust to serve in the capacities to which they are elected.

       The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. The continuance of the Management Agreement was last approved by the Trustees on June 27, 1996.

       The Management Agreement provides that the Manager is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Manager to render services to others and to engage in other activities.

       The Trust pays the Manager for its services pursuant to the Management Agreement a monthly fee at the annual rate of 0.50% of the average daily net assets of Zweig Cash Fund, 0.60% of the average daily net assets of Zweig Government Fund, 0.75% of the average daily net assets of Zweig Strategy Fund and Zweig Growth & Income Fund, and 1.00% of the average daily net assets of Zweig Appreciation Fund and Zweig Managed Assets. For the fiscal year ended December 31, 1995, the management fees paid to the Manager by each Series were as follows: Zweig Strategy Fund: $6,702,163; Zweig Appreciation Fund:
$4,141,179; Zweig Government Fund: $393,803; Zweig Managed Assets: $6,994,435; Zweig Cash Fund: $358,589. For the years ended December 31, 1994 and 1993, the fees paid to the Manager for each Series were as follows: Zweig Strategy
Fund:  $5,172,202 and $3,753,277; Zweig Appreciation Fund: $3,612,972 and
$2,928,819; Zweig Government Fund:  $460,359 and $474,955; Zweig Managed
Assets: $7,161,203 and $2,744,103; and Zweig Cash Fund:  $485,384 and $0.

       The fee of a Series will be reduced, or the Manager will reimburse the Series (up to the amount of its fee), by an amount necessary to prevent the total expenses of the Series (excluding taxes, interest, brokerage commissions or transaction costs, certain distribution fees, certain custodial expenses and extraordinary expenses) from exceeding limits applicable to the Series in any state in which its shares then are qualified for sale. Currently, the most restrictive expense limitation is 2.5% of the first $30 million of a Series' net assets, 2% of the next $70 million of a Series' net assets and 1.5% of the remaining net assets. The expense limitation provision applies separately to each Series. From time to time, the Manager may make certain commitments which are more restrictive than any state-imposed limitation. In such a case, the Manager will reserve the right to discontinue any such commitment. These expense reimbursements, if any, are estimated, reconciled and paid on a monthly basis to the Trust.


       The Manager has voluntarily undertaken to limit the expenses of Zweig Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1997 to 0.35% of its average daily net assets. During the years ended December 31, 1995 and 1994, the manager's reimbursements to Zweig Cash Fund aggregated $94,925 and $161,853, respectively, under the prior voluntary expense limitations. The Manager reserves the right to discontinue this policy at any time after April 30, 1997. In addition, the Manager has voluntarily undertaken to limit the expenses of Zweig Government Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until December 31, 1996 to 0.75% of its average daily net assets effective May 1, 1996. The Manager has also voluntarily undertaken to limit the expenses of Zweig Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1997 to 1.00% of its average daily net assets effective upon its commencement of operations. The Manager reserves the right to discontinue this policy at any time after April 30, 1997.


       The Manager may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Manager (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain Series of the Trust.

       The Manager has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of Manager's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Manager.

DISTRIBUTOR

       Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Zweig Securities Corp. acts as distributor of the Trust's shares and receives, with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Choosing Among Classes When Purchasing Shares"; and a 1% CDSC which may apply on redemptions within 18 months of purchases not subject to a sales charge; with respect to Class B Shares, the Distributor receives a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than six years; and, with respect to Class C Shares, the Distributor receives a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below. The continuance and amendment of the Distribution Agreement was last approved by the Trustees on June 27, 1996.

       The Distributor may reallow amounts in excess of the sales concessions listed in the Prospectus, and pay certain costs, to dealers who provide additional services and special assistance in selling shares of the Trust. These additional services and special assistance vary significantly from dealer to dealer, resulting in payments that currently range from 8 to 15 basis points.

DISTRIBUTION PLANS


       The Trust has adopted a distribution plan for each class of shares of each Series except Class I Shares (i.e., a plan for the Class A and C Shares, a plan for the Class B Shares, and a plan for the Class M Shares; collectively the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares of each Series (other than Class M Shares of Zweig Cash Fund and Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Series and a distribution fee based on average daily net assets at the following rates: for Class A Shares of all Series - 0.05% per annum; for Class B Shares of all Series - 0.75% per annum; for Class C Shares - 0.75% per annum for Zweig Appreciation Fund, Zweig Strategy Fund, Zweig Managed Assets and Zweig Growth & Income Fund, 0.50% per annum for Zweig Government Fund and 0.05% per annum for Zweig Cash Fund.


       For the fiscal year ended December 31, 1995, $305,671 in CDSCs was collected on Class C Shares. The CDSC will be waived under certain circumstances described in the Prospectus. In addition, the CDSC will be waived on redemptions of shares by employee benefit plans for the benefit of employees of the Distributor and its affiliates.

       The Rule 12b-1 Plan for the Class M Shares issued by Zweig Cash Fund (the "Class M Plan") provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Such service organizations are paid directly or indirectly by Zweig Cash Fund and the Manager. Service payments under the Class M Plan are paid in equal amounts by Zweig Cash Fund and the Manager, or Zweig Cash Fund and the Manager reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares.
The Class M Plan also provides that Zweig Cash Fund will pay the costs and expenses connected with the printing and distribution of Zweig Cash Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum.

       A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

       The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class or Series, by vote of a majority of the shares of such Class or Series. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons.

       If the Plans are terminated (or not renewed) with respect to one or more Classes or Series, they may continue in effect with respect to any Class or Series as to which they have not been terminated (or have not been renewed).

       For the fiscal year ended December 31, 1995, the Class A Shares of the Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Government Fund, Zweig Managed Assets and Zweig Cash Fund paid a total of $1,466,005, $745,906, $134,454, $453,720 and $12,009, pursuant to the Trust's distribution plan, in connection with expenses incurred by the Distributor for compensation to broker/dealers ($2,312,225), marketing ($1,302,647) and firm overhead allocation ($40,732).

       For the fiscal year ended December 31, 1995, the Class C Shares of the Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Government Fund, Zweig Managed Assets and Zweig Cash Fund paid a total of $4,049,535, $1,654,829, $156,113, $5,482,036 and $15,103, respectively, pursuant to the Trust's distribution plan, in connection with expenses incurred by the Distributor for compensation to broker/dealers ($9,882,936), marketing ($3,696,716) and firm overhead allocation ($108,471).

       For the fiscal year ended December 31, 1995, the Class M Shares of the Zweig Cash Fund and the Distributor each paid $44,714 pursuant to the Trust's Class M distribution and service plan to service organizations.

       Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

       Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Series' net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Series' assets, and facilitating economies of scale (e.g., block purchases) in the Series' securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

       The continuance of the Plan for Class A and C Shares and the Plan for Class M Shares and the adoption of a Plan for Class B Shares was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on June 22, 1995. Prior to approving the continuance of the Plan and the adoption of the Class B Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plan and adopt the Class B Plan, the Board considered, among other factors: (1) the Trust's experience under the Plan's and the previous Rule 12b-1 Plan's of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plans and the adoption of the Class B Plan would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.

       The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Series, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Series having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.

       The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

       The Trust has acknowledged that it has obtained its name by consent of Dr. Martin E. Zweig and agreed that if (i) the Manager should cease to be the Trust's investment manager or (ii) if Dr. Zweig should no longer be affiliated with the Manager, the Trust, upon request of Zweig Securities Corp. or Dr. Zweig, shall submit to the Trustees for their vote a proposal to delete the word Zweig from its name and cease to use the name Zweig Series Trust or any component or combination thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that the Manager is no longer the Trust's investment manager or Dr. Zweig is no longer affiliated with the Manager, as the case may be. The Trust has agreed that Dr. Zweig or Zweig Securities Corp. or any of its successors or assigns may use or permit the use of the word Zweig, alone or with any other words, for, by or in connection with any other entity or business, other than the Trust and its business, whether or not the same directly or indirectly competes or conflicts with the Trust or its business in any manner.

CUSTODIAN, FUND ACCOUNTING AGENT, TRANSFER AGENT AND DIVIDEND PAYING AGENT

       The Bank of New York, 48 Wall Street, New York, New York 10286 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Trust.

       For the convenience of shareholders, the transfer agent maintains in book account form the records of shares owned by Trust shareholders. Shareholders may request in writing that the transfer agent issue to them certificates representing their ownership of Trust shares.

INDEPENDENT ACCOUNTANTS

       Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serves as independent accountants for the Trust. In addition to reporting annually on the financial statements of the Trust, the Trust's accountants also review certain filings of the Trust with the Securities and Exchange Commission.

COUNSEL

       Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel to the Trust. The firm also acts as counsel to the Manager and the Distributor.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All Series Other Than Zweig Cash Fund

       Officers and Trustees of the Trust and officers of the Manager who are also officers or directors of the Distributor or its affiliates receive indirect benefits from the Trust as a result of its usual and customary brokerage commissions which the Distributor or its affiliates may receive for acting as broker to the Trust in the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Trust which the Distributor may receive. For the year ended December 31, 1995, Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and the Zweig Government Fund paid total brokerage commissions of $1,335,463, $819,613, $1,980,954 and $0, respectively. The amount paid by Zweig Managed Assets for the year ended December 31, 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993 was $1,232,085 and $423,239, respectively. For the years ended December 31, 1994 and 1993, respectively, Zweig Strategy Fund, Zweig Appreciation Fund, and the Zweig Government Fund paid total brokerage commissions of $525,987, $782,620 and $7,938, respectively, and $2,341,216, $495,058 and $20,007, respectively.

       For the year ended December 31, 1995, the Trust paid Zweig Securities Corp. $468,501 in brokerage commissions or 11.33% of total brokerage commissions for the year ended December 31, 1995. For the years ended December 31, 1994 and 1993, $431,060 and $288,556, respectively, was paid to Zweig Securities Corp. Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by the Trust. Information so received will enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Manager and its affiliates in servicing other clients as well as the Trust; in addition, information obtained by the Manager and its affiliates in servicing other clients may be useful and of value to the Manager in servicing the Trust. No principal transactions are effected with Zweig Securities Corp. or any of its affiliated companies.

       The Trust may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Manager. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

       Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Manager and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Manager or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Manager in carrying out its obligation to the Trust.

       There are no fixed limitations regarding the Trust's portfolio turnover rate. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities of a particular Series for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the particular Series during the fiscal year.


       The options activities of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund,Zweig Managed Assets and Zweig Government Fund may affect their respective turnover rates, the amount of brokerage commissions paid by each Series and the realization of net short-term capital gains which, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates. There are no fixed limitations regarding the Zweig Strategy Fund's portfolio turnover. Securities satisfying the basic policies and objectives of the Zweig Strategy Fund may be disposed of when they are no longer deemed to be suitable. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Net Asset Value and Taxes".


       The exercise of calls written by a Series may cause the Series to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Series' control, holding a protective put might cause the Series to sell the underlying securities for reasons which would not exist in the absence of the put. A Series will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

       For the fiscal year ended December 31, 1995, the portfolio turnover rates for Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and Zweig Government Fund were 95%, 68%, 239% and 195%, respectively.

Zweig Cash Fund

       The Manager places orders for the purchase and sale of securities for Zweig Cash Fund. All of Zweig Cash Fund's portfolio transactions are principal transactions with major dealers in money market instruments, on which no brokerage commission is paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices.
Transactions are allocated to various dealers according to the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by Zweig Cash Fund.

YIELD AND PERFORMANCE INFORMATION

Zweig Cash Fund

       From time to time, the Trust determines a current yield and effective yield for each class of shares of Zweig Cash Fund. For a further discussion of how the Trust calculates yield, see "Performance Information" in the Prospectus.

       The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

            Current Yield  =   Net Change in Account Value      X     365
                               ---------------------------            ---
                                    Beginning Account Value             7

            Effective Yield  =   [(1 + Base Period Return)  365/7] - 1

       For the seven days ended December 31, 1995, the Zweig Cash Fund's effective (compounded) and current yields were 5.18% and 5.06%, respectively, for Class A Shares, 5.18% and 5.06%, respectively, for Class C Shares and 5.45% and 5.32%, respectively, for Class M Shares.

       Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Series, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.

Other Series

       The Trust will include performance data for both Class A, Class B and Class C Shares of each Series in its advertisements, sales literature and other information distributed to the public that includes performance data of a Series. Such performance information will be based on investment yields or total returns for the Series.

       YIELD. Yield will be calculated, using a one-month base period, according to the following formula:

                    Yield = 2 X [(a-b/cd) + 1]6 - 1

       Where:

   a = dividends and interest earned during the period

   b = expenses accrued for the period (net of reimbursements)

   c = the average daily number of shares outstanding during the period that were entitled to receive dividends

   d = the maximum offering price per share on the last day of the period.

       The annualized yield for the Class A and Class C Shares of Zweig Government Fund at December 31, 1995 was 4.27% and 4.03%, respectively.

       AVERAGE ANNUAL TOTAL RETURN. Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 P(1 + T)n = ERV

      Where:

    P = a hypothetical initial investment in the Series of $1,000

    T = average annual total return

    n = number of years in period

    ERV = ending redeemable value, at the end of the period, of a hypothetical $1,000 investment in the Series made at the beginning of the period.

       The average annual total return for the Class A and Class C Shares of each of the Series for the one and five year periods ended December 31, 1995 and for the periods from commencement of operations to December 31, 1995 (including the effect of the maximum sales charge) is as follows:

AVERAGE ANNUAL TOTAL RETURNS

   Class A Shares                       Yr Ended              Five Yrs Ended            Commencement of Operations
   --------------                       12/31/95              12/31/95                  to 12/31/95
                                        --------------------------------------------------------------
   Zweig Appreciation Fund             +17.2%                     N/A                       +10.6%*
   Zweig Strategy Fund                 +18.2%                   +12.8%                      +10.2%**
   Zweig Government Fund                +8.4%                    +6.8%                       +6.5%***
   Zweig Managed Assets                 +9.9%                     N/A                        +6.3%****

    *For the period beginning October 7, 1991
    **For the period beginning December 29, 1989
   ***For the period beginning March 25, 1985
    ****For the period beginning February 8, 1993

     Class C Shares             Year Ended          Five Years Ended            Commencement to
     --------------              12/31/95           12/31/95                    12/31/95
                                 --------------------------------------------------------
   Zweig Appreciation Fund       +21.7%                  N/A                         +9.8%*
   Zweig Strategy Fund           +22.7%                  N/A                        +11.1%*
   Zweig Government Fund         +11.9%                  N/A                         +6.4%*
   Zweig Managed Assets          +14.0%                  N/A                         +7.7%**

    * For the period beginning February 3, 1992 (commencement of offering of Class C shares).

    ** For the period beginning February 8, 1993 (commencement of operations).

       The investment results of the Class A, Class B and Class C Shares of a Series will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class' or Series' expenses, realized or unrealized investment gains and losses, and the results of such Series' investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

       The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; Barron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report; Financial Planning; Financial World; Forbes; Fortune; Hulbert Financial Digest; Ibbotson Associates; Individual Investor; Investment Advisor; Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today; U.S. News & World Report; The Wall Street Journal; Worth and other industry publications.

REGISTRATION STATEMENT

       This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

       Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

       The audited financial statements of the Trust for the year ended December 31, 1995 and the report of the Trust's independent accountants in connection therewith, are included in the 1995 Annual Report to Shareholders of the Trust, which is incorporated by reference into this Statement of Additional Information. The unaudited financial statements of the Trust for the six months ended June 30, 1996 are included in the June 30, 1996 Semi-Annual Report to Shareholders of the Trust, which is also incorporated by reference into this Statement of Additional Information. Copies of the 1995 Annual Report and the June 30, 1996 Semi-Annual Report are available upon request, without charge, by calling 1-800-272-2700.

APPENDIX I
CORPORATE BOND RATINGS

Description of Moody's Corporate Bond Ratings:

       Aaa Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Description of S&P Corporate Bond Ratings:

       AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

       AA Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

       A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

       BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

       BB, B, CCC Bonds rated BB, B or CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay
principal in accordance with the terms of the obligation.   BB indicates the
lowest degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       Bonds rated BBB or lower by S&P and Bonds rated Baa or less by Moody's (non-investment grade securities) are considered to be speculative in nature. Non-investment grade securities will generally be less sensitive to interest rate changes than investment grade securities (those rated A or higher by S&P and BBB or higher by Moody's) but will be more sensitive to adverse economic changes or specific corporate developments. The liquidity risk of non-investment grade securities will be higher than investment grade securities and their value will be more difficult to ascertain due to the lack of an established secondary market. These securities may also be adversely affected by new laws or proposed new laws on the high yield market (e.g., tax proposals).

COMMERCIAL PAPER RATINGS

Description of Moody's Commercial Paper Ratings:

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS:

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements: long-term senior debt is rated A or better, the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position in the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.